1998 SEMIANNUAL REPORT

Janus Income Funds

          JANUS FLEXIBLE INCOME FUND

          JANUS HIGH-YIELD FUND

          JANUS FEDERAL TAX-EXEMPT FUND

          JANUS SHORT-TERM BOND FUND

          JANUS MONEY MARKET FUND

          JANUS GOVERNMENT MONEY MARKET FUND

          JANUS TAX-EXEMPT MONEY MARKET FUND

                                                                 [Logo]    JANUS

                               TABLE OF CONTENTS
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Our Message to You                                                             1
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Portfolio Manager's Commentary and Schedule of Investments
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     Janus Flexible Income Fund                                                2
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     Janus High-Yield Fund                                                     7
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     Janus Federal Tax-Exempt Fund                                            11
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     Janus Short-Term Bond Fund                                               15
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     Janus Money Market Fund                                                  18
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     Janus Government Money Market Fund                                       21
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     Janus Tax-Exempt Money Market Fund                                       22
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Statements of Operations - Bond Funds                                         24
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Statements of Assets and Liabilities - Bond Funds                             25
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Statements of Changes in Net Assets - Bond Funds                              26
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Financial Highlights - Bond Funds                                             27
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Statements of Operations - Money Market Funds                                 29
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Statements of Assets and Liabilities - Money Market Funds                     29
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Statements of Changes in Net Assets - Money Market Funds                      30
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Financial Highlights - Money Market Funds                                     31
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Notes to Schedules of Investments                                             33
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Notes to Financial Statements                                                 33
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An Explanation of Performance Information
     Performance overview graphs on the following pages compare the performance of a $10,000 investment in each fund since its inception to one or more widely used market indexes. Each graph reflects the lifetime performance of the fund through April 30, 1998.
     When comparing the performance of a fund to an index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends, interest payments, or operating expenses necessary to maintain a portfolio investing in the index.
     Average annual total returns are quoted for each fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, and then calculating the annual compound percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

An Explanation of the Schedule of Investments
     Following the performance overview is each fund's Schedule of Investments. This schedule reports the industry concentrations and the different types of securities held in the fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).
     The market value of each security represents its value on the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

An Explanation of the Forward Currency Contract Table
     A table listing forward currency contracts follows each fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the fund's long-term holdings.
     The table provides the name of the foreign currency, settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars, and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

                               OUR MESSAGE TO YOU

Dear Shareholders:
     A strong U.S. economy with few signs of inflation, a downturn in Asia's economy, and lower commodity prices worldwide teamed up to create a relatively benign U.S. bond market during the first half of our fiscal year (November 1, 1997, to April 30, 1998). Interest rates dipped to levels we haven't seen since the 1960s and, despite some short-term volatility, remained there.
     I'm pleased to inform you that our income funds performed well against this backdrop.

A Consistently Strong U.S. Economy
     The U.S. economy continued its impressive expansion over the last six months. Housing starts, durable goods, and other major manufacturing industries posted strong results. This was coupled with strong demand for electronic components and telecommunications driven by the need for new technologies to combat the Year 2000 problem, new competition, and new opportunities. Gross domestic product - the sum of all goods and services produced in the country - climbed from a robust 3.7% in the fourth quarter of 1997 to an even healthier
4.2% in the first three months of '98. And unemployment figures reached a 24-year low.
     In fact, our economy was so strong that at times it raised fears of higher inflation, leading the Federal Reserve to indicate that it may lean toward raising short-term interest rates in the future. However, inflation so far has been kept in check by lower prices on commodities and, despite low unemployment rates, limited upward pressure on wages. A decrease in oil prices, in particular, offset the effects of the vigorous economy and helped to create a positive climate for stocks and a benign environment for bonds.

Turmoil in Asia
     The decline in commodities was brought about primarily by a general falloff in Asia's economies and markets. Lingering turmoil overseas reduced demand for oil and helped to keep the cost of foreign goods low.
     Just as important to bond investors, the uncertainty in Asia prompted a flight to quality investments elsewhere. Money flooded into the U.S. Treasury and investment-grade corporate markets - generally considered the investment world's "safe havens" - during the final weeks of 1997. Prices jumped up quickly, and yields fell dramatically.

A Modest Rise in Yields
     In the wake of this change, the U.S. stock market continued to forge ahead, while the bond market settled into a narrow trading range. Yields on 30-year U.S. Treasuries moved only modestly, from just over 5.9% on January 1 to about 6% at the end of the period, offering little opportunity to boost returns.
     The one area that provided a chance for better yields and even capital appreciation was high-yield bonds. High-yields, or "junk" bonds, correlate closely with the U.S. equity market, so the persistent expansion of the U.S. stock market served them well during the period. New high-yield issues reached record levels, providing ample opportunity to pick and choose as more companies turned to this market to finance or refinance their growth. As you read the attached letters from our portfolio managers, you'll see that several of the funds took advantage of this, using these securities to increase current yields while cutting their sensitivity to interest rate changes.

Looking Ahead
     I expect the sharp decrease in commodity prices and the lingering impact of Asia's difficulties to support a positive environment going forward. While the smaller Asian economies wait for Japan to pull them out of their slump, the Japanese government has been unsuccessful in stimulating its own economy. More important, Japanese companies have failed to enact the new policies that would enhance shareholder value.
     While we continue to select securities based on the underlying fundamental strength of the issuer, we will be watchful for anything - additional shock waves from Asia for example - that might slow the U.S. economy and cause interest rates to drop. Although such an event could negatively impact the U.S. stock market and, potentially, our high-yield holdings, it would also make the higher coupons on these securities more valuable.
     I am confident that our fundamental, bottom-up analysis combined with in-depth, hands-on research will enable us to find the best investment opportunities for your money, regardless of the direction of interest rates.
     Finally, I would like to thank you for investing in our funds. We greatly appreciate your confidence in us and are committed to proving worthy of it.

Sincerely,

/s/ Tom Bailey

Tom Bailey
Chairman

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Past performance does not guarantee future results.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   1

        JANUS FLEXIBLE INCOME FUND Portfolio Manager, Ronald V. Speaker

     I'm pleased to say that for the six months ended April 30, 1998, the Janus Flexible Income Fund gained 5.69%, considerably better than the 3.64% total return for the Lehman Brothers Government/ Corporate Bond Index. Both returns include reinvested dividends.
     In addition, for the 12-month period ended April 30, 1998, Janus Flexible Income Fund ranked fourth out of 28 general bond funds tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company.(1) I'd like to explain how the Fund achieved this position in the top 15% of its category.
     The international currency crisis that started in Asia last July and accelerated in October raised concerns about global growth rates and set off a flight to the relative safety of the U.S. Treasury market. The influx of capital helped drive yields down dramatically during the final eight weeks of 1997, thereby pushing up prices of Treasuries and higher-quality corporate bonds.
     Since then, rates have remained fairly steady, and the prices of high-quality corporate bonds and government bonds have changed little. High-yield bonds, on the other hand, have surged ahead, thanks to low rates, a strong economy and stock market, and a considerable amount of merger activity.

The Real Story: High-Yield
     My policy is to keep the Fund invested in a combination of investment-grade corporate bonds, Treasury securities, and carefully chosen high-yield/high-risk bonds. The goal is to ensure that, as conditions change, at least a portion of your money is always invested "where the action is" in the fixed-income arena. During the most recent six months, that meant initially the government bond market, then the high-yield sector.
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Fund Profile                        April 30, 1998        October 31, 1997
Weighted Average Maturity               9.8 Yrs.               9.4 Yrs.
Average Modified Duration*              6.1 Yrs.               5.6 Yrs.
30-Day Average Yield**                   6.87%                  6.61%
Average Rating                           BBB-                    BBB
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Portfolio Asset Mix                 April 30, 1998        October 31, 1997
Investment-Grade
  Corporate Bonds                        34.4%                  33.2%
High-Yield/High-Risk
  Corporate Bonds                        43.7%                  38.7%
U.S. Government Bonds                     9.7%                  14.9%
Euro Bonds                                3.9%                   1.2%
Preferred Stock                           2.6%                   2.1%
Cash & Cash Equivalents                   5.7%                   9.9%
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*A theoretical measure of price volatility
**Yields will fluctuate.

     I'm particularly excited about the changes in the telecommunications industry. Deregulation has led to alternative choices for voice, data, and entertainment transmissions and has encouraged merger and takeover activity. Mergers such as MCI's union with WorldCom help lift the entire sector. We made select investments in alternative telecommunications providers including Intermedia, Metronet, Winstar, and McLeod. These companies should benefit from further consolidation.
     Another strong performer was Bally Total Fitness, the nation's largest owner/operator of fitness clubs. The company is reducing its financial risk while upgrading its product offering. Bally has remodeled and expanded its franchise to continue to attract new members.
     One idea that did not work as well was Fox Kids Worldwide, a television cartoon programmer. The bond declined because the company's creditworthiness was misunderstood and because Disney announced that it would launch its own competing network. The falloff occurred during a temporary downturn in the market. When the security showed no signs of recovery, we sold our position.
     Within the investment-grade sector, we did well overweighting the banking industry as consolidation continues. The Travelers Group/Citicorp merger highlights the cost savings available. We have invested in smaller regional banks such as Hubco, Union Planters, City National, and St. Paul Bancorp - each of which would benefit if purchased by a larger, stronger franchise.

Steady as She Goes
     At this juncture, inflation and economic growth appear to be under control. The economy is healthy in many key areas, from autos to telecommunications. However, commodity prices are weak, so inflation is not rising. I'm also encouraged by the improvement in the U.S. budget and the possibility of budget surpluses beginning later this year. Unless the problems in Asia prove to upset this positive scenario, I look for a domestic bond market that trades within a narrow range with select opportunities on high-yield securities.
     I appreciate your investment in Janus Flexible Income Fund. I will continue to do my best to maintain a well-diversified portfolio and to keep volatility low while seeking a competitive return.

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(1)  According to Lipper Analytical  Services,  Inc., general bond funds "do not have any quality or maturity restrictions. Intend to keep bulk of assets in corporate and government debt issues." As of April 30, 1998, Janus Flexible Income Fund ranked 3/22 in its Lipper category for the 3-year period, 1/10 for the 5-year period, and 3/5 for the 10-year period. The Lipper ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.
Past performance does not guarantee future results.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   2

        JANUS FLEXIBLE INCOME FUND Portfolio Manager, Ronald V. Speaker

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Corporate Bond Index. Janus Flexible Income Fund is represented by a solid green line. The Lehman Brothers Government/Corporate Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 2, 1987, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($26,976) as compared to the Lehman Brothers Government/Corporate Bond Index ($25,145). There is a legend in the upper left quadrant of the graph which indicates Janus Flexible Income Fund's one-year, five-year, ten-year and since inception (July 2, 1987) average annual total returns as 15.03%, 9.71%, 9.80% and 9.58%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

             JANUS FLEXIBLE INCOME FUND April 30, 1998 (unaudited)
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Principal Amount                                                    Market Value
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Corporate Bonds - 80.2%
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Automotive - Cars and Light Trucks - 2.4%
$  20,000,000    Ford Motor Co., 7.25%
                   notes, due 10/1/08                            $    21,225,000
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Automotive - Medium and Heavy Duty Trucks - 0.6%
    2,750,000    Navistar International Corp., 8.00%
                   senior subordinated notes, due 2/1/08               2,739,687
    2,500,000    Western Star Truck Holdings, Ltd., 8.75%
                   senior notes, due 5/1/07+                           2,640,625
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                                                                       5,380,312
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Beverages - Non-Alcoholic - 1.4%
   12,000,000    Coca-Cola Enterprises, Inc., 6.95%
                   debentures, due 11/15/26                           12,210,000
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Broadcast Services and Programming - 1.2%
   10,000,000    Fox/Liberty Networks L.L.C., 8.875%
                   senior notes, due 8/15/07                          10,225,000
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Building - Heavy Construction - 0.3%
    2,750,000    Iron Age Corp., 9.875%
                   senior subordinated notes, due 5/1/08+              2,777,500
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Cable Television - 2.8%
    3,000,000    Century Communications Corp., 8.75%
                   senior notes, due 10/1/07                           3,112,500
   11,000,000    Galaxy Telecom, L.P., 12.375%
                   senior subordinated notes, due 10/1/05             12,265,000
    9,000,000    TCI Communications, Inc., 6.875%
                   senior notes, due 2/15/06                           9,101,250
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                                                                      24,478,750
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Casino Hotels - 0.7%
    6,000,000    Venetian Casino Resort L.L.C., 12.25%
                   mortgage bonds, due 11/15/04                        6,210,000
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Casino Services - 0.7%
  $ 6,000,000    Isle of Capri Black Hawk, L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04             $     6,187,500
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Cellular Telecommunications - 4.2%
    7,500,000    360 Communications Co., 6.65%
                   notes, due 1/15/08                                  7,528,125
    8,500,000    American Mobile Satellite Corp., 12.25%
                   units, due 4/1/08+                                  8,797,500
    2,085,000    Digital Television Services L.L.C., 12.50%
                   company guaranteed notes, due  8/1/07               2,384,719
    7,000,000    Innova S. de R.L., 12.875%
                   senior notes, due 4/1/07                            7,568,750
   10,000,000    Iridium L.L.C./Capital Corp., 11.25%
                   senior notes, due 7/15/05                          10,275,000
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                                                                      36,554,094
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Chemicals - Specialty - 1.2%
   10,000,000    Praxair, Inc., 6.625%
                   notes, due 10/15/07                                10,062,500
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Commercial Banks - 4.4%
   11,000,000    Bank One Texas, 6.25%
                   subordinated notes, due 2/15/08                    10,890,000
    4,000,000    BankBoston N.A., 6.375%
                   subordinated notes, due 3/25/08                     3,975,000
    2,500,000    City National Bancshares Corp., 6.375%
                   subordinated notes, due 1/15/08                     2,459,375
                 First Nationwide Holdings, Inc.:
    2,000,000      12.50% senior notes, due 4/15/03                    2,285,000
    5,100,000      10.625% senior subordinated notes,
                   due 10/1/03                                         5,705,625
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See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   3

             JANUS FLEXIBLE INCOME FUND April 30, 1998 (unaudited)
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Principal Amount                                                    Market Value
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Commercial Banks - (continued)
   $5,000,000    HUBCO, Inc., 8.20%
                   subordinated debentures, due 9/15/06          $     5,393,750
    5,000,000    North Fork Bancorporation, Inc., 8.70%
                   company guaranteed notes, due  12/15/26             5,350,000
    2,500,000    Union Planters Corp., 6.50%
                   subordinated notes, due 3/15/18                     2,475,000
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                                                                      38,533,750
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Commercial Services - 0.7%
    5,575,000    Neodata Services, Inc., 12.00%
                   senior notes, due 5/1/03                           5,979,188
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Computers - Information Technology - 0.2%
    2,000,000    Cooperative Computing, 9.00%
                   senior subordinated notes, due 2/1/08+              1,920,000
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Computers - Integrated Systems - 0.7%
    6,375,000    Candescent Technologies Corp., 7.00%
                   senior subordinated debentures,
                   due 5/1/03+                                         6,375,000
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Computers - Mainframe - 2.4%
                 IBM Corp.:
   10,000,000      6.45% notes, due 8/1/07                            10,162,500
   10,000,000      7.00% debentures, due 10/30/25                     10,375,000
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                                                                      20,537,500
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Consumer Products - 0.8%
    3,000,000    Doane Products Co., 10.625%
                   senior notes, due 3/1/06                            3,236,250
    5,000,000    Spin Cycle, Inc., zero coupon
                   units, due 5/1/05+                                  3,500,000
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                                                                       6,736,250
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Containers - Metal and Glass - 1.0%
    8,000,000    Crown Cork & Seal Co., Inc., 7.00%
                   company guaranteed notes, due 12/15/06              8,270,000
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Cosmetics and Toiletries - 0.9%
    7,500,000    Revlon, Inc., 8.625%
                   senior subordinated notes, due 2/1/08+              7,481,250
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Distribution and Wholesale - 0.9%
    8,250,000    Aviation Sales Co., 8.125%
                   senior subordinated notes, due 2/15/08              8,085,000
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Drug Delivery Systems - 0.1%
    1,000,000    Atrix Laboratories, Inc., 7.00%
                   subordinated notes, due 12/1/04+                    1,147,500
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Electric - Integrated - 1.6%
                 El Paso Electric Co.:
    3,000,000      8.90% first mortgage bonds, due 2/1/06              3,326,250
    9,000,000      9.40% first mortgage bonds, due 5/1/11             10,260,000
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                                                                      13,586,250
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Electric Products - 0.8%
    6,500,000    Viasystems, Inc., 9.75%
                   senior subordinated notes, due 6/1/07               6,792,500
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Engineering - Research and Development - 0.7%
    6,000,000    Intertek Finance PLC, 10.25%
                   company guaranteed notes, due 11/1/06               6,367,500
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Finance - Auto Loans - 1.1%
   10,000,000    General Motors Acceptance Corp., 6.125%
                   senior subordinated notes, due 1/22/08              9,762,500
--------------------------------------------------------------------------------
Finance - Other Services - 0.5%
    4,000,000    Mellon Financial Co., 6.375%
                   subordinated notes, due 2/15/10                     3,940,000
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Food - Diversified - 1.6%
   $5,000,000    International Home Foods, Inc., 10.375%
                   company guaranteed notes, due 11/1/06         $     5,543,750
    8,000,000    Ralston Purina Co., 7.75%
                   debentures, due 10/1/15                             8,750,000
--------------------------------------------------------------------------------
                                                                      14,293,750
--------------------------------------------------------------------------------
Food - Retail - 1.2%
    2,000,000    Carr-Gottstein Foods Co., 12.00%
                   senior subordinated notes, due 11/15/05             2,237,500
    5,000,000    Pantry, Inc., 10.25%
                   company guaranteed notes, due 10/15/07              5,150,000
    3,000,000    Star Markets Co., Inc., 13.00%
                   senior subordinated notes, due 11/1/04              3,405,000
--------------------------------------------------------------------------------
                                                                      10,792,500
--------------------------------------------------------------------------------
Funeral Services and Related Items - 0.6%
    4,500,000    Service Corporation International, 7.70%
                   notes, due 4/15/09                                  4,882,500
--------------------------------------------------------------------------------
Gambling - Non-Hotel Casinos - 0.4%
    3,000,000    Mohegan Tribal Gaming Authority, 13.50%
                   senior notes, due 11/15/02                          3,873,750
--------------------------------------------------------------------------------
Home Furnishings - 0.5%
      212,000    Cort Furniture Rental, 12.00%
                   senior notes, due 9/1/00                              231,080
    4,000,000    Lifestyle Furnishings International, Inc., 10.875%
                   company guaranteed notes, due 8/1/06                4,470,000
--------------------------------------------------------------------------------
                                                                       4,701,080
--------------------------------------------------------------------------------
Hotels and Motels - 1.3%
   10,000,000    Courtyard By Marriott, 10.75%
                   senior notes, due 2/1/08                           11,025,000
--------------------------------------------------------------------------------
Industrial Audio and Video Products - 0.2%
    2,000,000    Unifrax Investment Corp., 10.50%
                   senior notes, due 11/1/03                           2,085,000
--------------------------------------------------------------------------------
Insurance Brokers - 0.6%
    5,000,000    SIG Capital Trust I, 9.50%
                   company guaranteed notes, due 8/15/27               5,143,750
--------------------------------------------------------------------------------
Internet Software - 0.3%
    2,450,000    PSINet, Inc., 10.00%
                   senior notes, due 2/15/08+                          2,517,375
--------------------------------------------------------------------------------
Life and Health Insurance - 2.4%
   11,000,000    Delphi Financial Group, Inc., 8.00%
                   senior notes, due 10/1/03                          11,453,750
    5,000,000    Life Re Capital Trust I, 8.72%
                   company guaranteed notes, due 6/15/27+              5,412,500
    3,500,000    Penncorp Financial Group, Inc., 9.25%
                   senior subordinated notes, due 12/15/03             3,666,250
--------------------------------------------------------------------------------
                                                                      20,532,500
--------------------------------------------------------------------------------
Manufacturing - 1.0%
    7,500,000    Day International Group, Inc., 11.125%
                   senior notes, due 6/1/05                            8,325,000
--------------------------------------------------------------------------------
Medical - Hospitals - 0.9%
    7,000,000    Tenet Healthcare Corp., 10.125%
                   senior subordinated notes, due 3/1/05               7,796,250
--------------------------------------------------------------------------------
Medical Instruments - 1.6%
   14,000,000    United States Surgical Corp., 7.25%
                   senior notes, due 3/15/08                          13,965,000
--------------------------------------------------------------------------------
Medical Nursing Home - 0.3%
    2,500,000    Extendicare Health Services, Inc., 9.35%
                   senior subordinated notes, due 12/15/07+            2,596,875
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   4

             JANUS FLEXIBLE INCOME FUND April 30, 1998 (unaudited)
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Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Medical Products - 1.4%
   $2,500,000    ALARIS Medical, Inc., 9.75%
                   company guaranteed notes, due 12/1/06         $     2,646,875
    8,500,000    Dade International, Inc., 11.125%
                   senior subordinated notes,
                   Series B, due 5/1/06                                9,445,625
--------------------------------------------------------------------------------
                                                                      12,092,500
--------------------------------------------------------------------------------
Metal Processors and Fabricators - 0.5%
    4,000,000    Hawk Corp, 10.25%
                   senior notes, due 12/1/03                           4,295,000
--------------------------------------------------------------------------------
Money Center Banks - 0.6%
    5,000,000    Chase Manhattan Corp., 6.75% subordinated
                   notes, due 8/15/08                                  5,118,750
--------------------------------------------------------------------------------
Multimedia - 3.7%
   15,250,000    Time Warner, Inc., 8.18%
                   notes, due 8/15/07                                 16,794,063
   15,000,000    Walt Disney Co. (The), 6.75%
                   senior notes, due 3/30/06                          15,506,250
--------------------------------------------------------------------------------
                                                                      32,300,313
--------------------------------------------------------------------------------
Networking Products - 0.6%
    5,000,000    Anixter International, Inc., 8.00%
                   company guaranteed notes, due 9/15/03               5,268,750
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 0.2%
    2,000,000    Magnum Hunter Resources, Inc., 10.00%
                   company guaranteed notes, due 6/1/07                1,982,500
--------------------------------------------------------------------------------
Optical Supplies - 0.6%
    5,000,000    Bausch & Lomb, Inc., 6.75%
                   notes, due 12/15/04                                 5,062,500
--------------------------------------------------------------------------------
Paint and Related Products - 1.3%
   10,500,000    Sherwin-Williams Co., 6.85%
                   notes, due 2/1/07                                  10,933,125
--------------------------------------------------------------------------------
Property and Casualty Insurance - 2.5%
    5,000,000    Arkwright CSN Trust, 9.625%
                   notes, due 8/15/26+                                 6,000,000
    6,000,000    First American Capital Trust, 8.50%
                   company guaranteed notes, due 4/15/12               6,630,000
    9,000,000    Orion Capital Corp., 7.25%
                   senior notes, due 7/15/05                           9,348,750
--------------------------------------------------------------------------------
                                                                      21,978,750
--------------------------------------------------------------------------------
Recreational Centers - 1.0%
    8,000,000    Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due 10/15/07             8,370,000
--------------------------------------------------------------------------------
Reinsurance - 1.2%
   10,000,000    Veritas Capital Trust, 10.00%
                   company guaranteed notes, due 1/1/28               10,487,500
--------------------------------------------------------------------------------
Rental Auto/Equipment - 0.6%
    5,000,000    Ryder TRS, Inc., 10.00%
                   senior subordinated notes, due 12/1/06              5,362,500
--------------------------------------------------------------------------------
Retail - Leisure Products - 1.1%
    9,000,000    Selmer Co., Inc., 11.00%
                   senior subordinated notes, due 5/15/05              9,933,750
--------------------------------------------------------------------------------
Retail - Music Store - 0.7%
                 Musicland Group:
    3,500,000      9.00% senior subordinated notes,
                   due 6/15/03                                         3,421,250
    2,800,000      9.875% company guaranteed notes,
                   due 3/15/08+                                        2,793,000
--------------------------------------------------------------------------------
                                                                       6,214,250
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 2.9%
   25,000,000    Fred Meyer, Inc., 7.45%
                   senior notes, due 3/1/08                           24,937,500
--------------------------------------------------------------------------------
Retail - Restaurants - 0.7%
  $ 6,000,000    McDonald's Corp., 6.375%
                   debentures, due 1/8/28                        $     5,872,500
--------------------------------------------------------------------------------
Satellite Telecommunications - 1.0%
    7,000,000    PanAmSat Corp., 6.375%
                   notes, due 1/15/08+                                 6,816,250
    2,250,000    Satelites Mexicanos S.A., 10.125%
                   senior notes, due 11/1/04                           2,292,187
--------------------------------------------------------------------------------
                                                                       9,108,437
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.5%
    8,000,000    People's Bank Bridgeport, 7.20%
                   subordinated notes, due 12/1/06                     8,170,000
    5,000,000    St. Paul Bancorp, Inc., 7.125%
                   senior notes, due 2/15/04                           5,106,250
--------------------------------------------------------------------------------
                                                                      13,276,250
--------------------------------------------------------------------------------
Super-Regional Banks - 1.0%
    8,000,000    NationsBank Corp., 7.75%
                   subordinated notes, due 8/15/15                     8,790,000
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.5%
    4,500,000    Global Tele-Systems Ltd., 9.875%
                   senior notes, due 2/15/05                           4,651,875
--------------------------------------------------------------------------------
Telecommunication Services - 4.9%
   15,000,000    Level 3 Communications, Inc., 9.125%
                   senior notes, due 5/1/08                           14,850,000
    3,000,000    McLeodUSA, Inc., 8.375%
                   senior notes, due 3/15/08+                          3,045,000
    3,775,000    Metricom, Inc., 8.00%
                   subordinated notes, due 9/15/03                     3,676,473
                 MetroNet Communications Corp.:
    3,450,000      12.00% senior notes, due 8/15/07                    3,971,812
    2,750,000      zero coupon senior discount notes,
                   due 11/1/07+                                        1,852,812
    5,000,000    Netia Holdings B.V., zero coupon
                   company guaranteed notes, due 11/1/07               3,556,250
    3,000,000    Pathnet, Inc., 12.25%
                   units, due 4/15/08+                                 3,075,000
    3,000,000    Talton Holdings, Inc., 11.00%
                   company guaranteed notes, due 6/30/07               3,262,500
    6,500,000    WinStar Communications, Inc., zero coupon
                   senior discount notes, due  10/15/05                5,240,625
--------------------------------------------------------------------------------
                                                                      42,530,472
--------------------------------------------------------------------------------
Telephone - Integrated - 1.4%
                 Intermedia Communications, Inc.:
    3,000,000      13.50% senior notes, due 6/1/05                     3,626,250
   10,000,000      zero coupon senior discount notes,
                   due 5/15/06                                         8,162,500
--------------------------------------------------------------------------------
                                                                      11,788,750
--------------------------------------------------------------------------------
Telephone - Local - 0.8%
    6,500,000    Bell Atlantic Corp., 5.75%
                   bonds, due 4/1/03+                                  6,760,000
--------------------------------------------------------------------------------
Telephone - Long Distance - 1.0%
    8,000,000    WorldCom, Inc., 7.75%
                   notes, due 4/1/07                                   8,620,000
--------------------------------------------------------------------------------
Television - 1.7%
    8,000,000    Dialog Corp. PLC, 11.00%
                   senior subordinated notes, due 11/15/07             8,820,000
    5,500,000    Pegasus Media Communications, 12.50%
                   notes, due 7/1/05                                   6,297,500
--------------------------------------------------------------------------------
                                                                      15,117,500
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   5

             JANUS FLEXIBLE INCOME FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Shares or
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Textile - Products - 1.4%
  $ 2,000,000    Collins & Aikman Corp., 10.00%
                   senior subordinated notes, due 1/15/07        $     2,095,000
   10,000,000    WestPoint Stevens, Inc., 8.75%
                   senior notes, due 12/15/01                         10,387,500
--------------------------------------------------------------------------------
                                                                      12,482,500
--------------------------------------------------------------------------------
Transportation - Services - 0.2%
    2,000,000    Atlantic Express, Inc., 10.75%
                   company guaranteed notes, due 2/1/04                2,137,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $676,178,188)                            698,828,646
--------------------------------------------------------------------------------
U.S. Government Obligation - 9.7%
   80,000,000    U.S. Treasury Note, 6.625%
                   due 5/15/07 (cost $82,279,227)                     84,819,200
--------------------------------------------------------------------------------
Foreign Bonds - 1.8%
DEM
    9,000,000    Esprit Telecom Group PLC, 11.50%
                   senior notes, due 12/15/07**                        5,466,713
DEM
   13,000,000    Fresenius Medical Capital Trust III, 7.375%
                   company guaranteed notes, due 2/1/08**,+            7,389,257
DEM
    4,500,000    Texon International PLC, 10.00%
                   senior notes, due 2/1/08**                          2,564,089
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $14,755,630)                                15,420,059
--------------------------------------------------------------------------------
Preferred Stock - 2.6%
--------------------------------------------------------------------------------
Electric - Integrated - 0.8%
      100,000    Houston Industries, Inc., 7.00%                       6,937,500
--------------------------------------------------------------------------------
Medical Nursing Home - 0.3%
      100,000    Sun Financing I, 7.00%+                               2,637,500
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.2%
      350,000    Chevy Chase Savings, 13.00%                          10,850,000
--------------------------------------------------------------------------------
Telecommunication Services - 0.3%
        2,500    Nextel Communications, Inc., 11.125%                  2,675,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $22,675,413)                              23,100,000
--------------------------------------------------------------------------------
Warrants - 0%
        3,450    MetroNet Communications Corp.
                   - exp. 8/15/07* (cost $0)                               6,900
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.2%
                 Household Finance Corp.
$  27,600,000      5.51%, 5/1/98 (amortized cost $27,600,000)         27,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $823,488,458) - 97.5%                  849,774,805
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.5%         21,990,763
--------------------------------------------------------------------------------
Net Assets - 100%                                                $   871,765,568
--------------------------------------------------------------------------------

                       Summary of Investments by Country
                                 April 30, 1998

Country                     % of Investment Securities              Market Value
--------------------------------------------------------------------------------
Canada                                 1.0%                       $    8,472,150
Mexico                                 1.2%                            9,860,938
Poland                                 0.4%                            3,556,250
United Kingdom                         2.7%                           23,218,304
United States++                       94.7%                          804,667,163
--------------------------------------------------------------------------------
Total                                100.0%                       $  849,774,805
================================================================================
++Includes Short-Term Securities (91.4% excluding Short-Term Securities)

                           Forward Currency Contracts
                             Open at April 30, 1998

Currency Sold and                   Currency         Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
German Deutschemark 3/5/99        24,210,000    $  13,701,964         ($168,137)
--------------------------------------------------------------------------------
Total                                           $  13,701,964         ($168,137)
================================================================================

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   6

          JANUS HIGH-YIELD FUND Portfolio Manager, Sandy R. Rufenacht

     Six months ago, we said that as long as the underpinnings of strong economic growth remained intact, we expected to see good relative performance for Janus High-Yield Fund. I'm pleased to report that, despite some volatility, our expectations were fulfilled. For the six-month period ended April 30, 1998, the Fund chalked up a total return of 7.65% versus a return of 5.68% for the
Lehman  Brothers   High-Yield  Bond  Index.  Both  results  include   reinvested
dividends.
     Thanks to this above-average result, the Fund ranked 46th, or in the top 23%, of the 203 high current yield funds tracked by Lipper Analytical Services, Inc. during the 12 months ended April 30, 1998. Lipper is a leading mutual fund rating company.(1)

Off to a Strong Start
     Currency problems in Southeast Asia disturbed markets and economies worldwide late last fall. However, the short-term impact on the U.S. high-yield/high-risk bond market was negligible, and the longer-term impact has actually been quite positive.
     Upheaval overseas has helped to keep our own economy from overheating, while heightening interest in "flight to quality" investments such as U.S. Treasury issues. As a result, interest rates continued at very low levels, and investors eagerly sought the more attractive yields available in the high-yield marketplace.
--------------------------------------------------------------------------------
Fund Profile                        April 30, 1998        October 31, 1997
Weighted Average Maturity               8.1 Yrs.               7.2 Yrs.
Average Modified Duration*              5.7 Yrs.               4.8 Yrs.
30-Day Average Yield**                   7.57%                  7.87%
30-Day Average Yield
  Without Reimbursement**                 N/A                   7.87%
Average Rating                              B                      B
--------------------------------------------------------------------------------
*A theoretical measure of price volatility
**Yields will fluctuate.

A Boost from Called Bonds
     Our strategy of owning bonds with strong potential to be called worked well in this environment. We were able to collect relatively high coupon payments and captured some appreciation as well when bonds such as Ralph's Grocery, Allbritton Communications, Inc., and Plastic Specialties & Technologies, Inc., among others, were called by their corporate issuers. Some of these companies went back to the markets to refinance their debt at the current lower levels and, in effect, gave bondholders a premium to surrender the older, higher-paying securities.
     Another area of focus was companies in the telecommunications field, where significant merger and takeover activity is occurring. Local exchange carriers, the established regional Bell operators and the long-distance companies are now competing head-to-head to provide local service, and the intense competition is creating pressure to consolidate.
     We added Teleport Communications Group, Inc. and Nextel Communications to the Fund. The former is a local, independent competitive access provider that was acquired by AT&T. The latter is an all-in-one (pager, cellular phone and two-way radio) nationwide network that is heavily backed by industry visionary Craig McCaw, who has already sold one business to AT&T.

Record New Issues and Research
     Many companies are looking to the high-yield market for financing, and the number of new high-yield issues reached a record pace in the past year. In contrast to just a few years ago, we are able to pick and choose among a handful of possible investments daily rather than weekly.
     One drawback of the heavy supply is that an issue may be overlooked or misunderstood by the market. Such was the case with Cooperative Computing, a software solutions company serving the automotive parts industry which, so far, has not performed to our expectations. We trimmed our position, but believe our patience will be rewarded down the road.
     At the same time, we must keep in mind two facts. The high-yield sector has attracted record sums from investors for some time now, so issues in certain industries have become overvalued. Also, junk bonds correlate very closely with the equity markets and, therefore, are not immune to the volatility surrounding stocks.
     The rapid growth in supply and demand has made it more important than ever that we apply the stringent fundamental analysis for which Janus is known. Therefore, we've added to our analyst and trading staff and increased the number of on-site meetings and inspections each month. Both are essential to gaining a better understanding of a company's balance sheet and the true risks associated with its business. Intensive, hands-on research also enables us to uncover earnings potential and other factors that make a bond attractive, such as the likelihood of an upgrade in the company's credit rating.
     Research truly is the key to our strategy, and we will use our strengths in this area to look for more opportunities to capture above-average yields while controlling overall risk.
     Thank you, as always,  for your  continued  investment in Janus  High-Yield
Fund.

--------------------------------------------------------------------------------
(1) A high current yield fund is defined by Lipper as "a fund that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues." Lipper's ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.
Past performance does not guarantee future results.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   7

          JANUS HIGH-YIELD FUND Portfolio Manager, Sandy R. Rufenacht

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a solid green line. The Lehman Brothers High-Yield Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus High-Yield Fund ($15,098) as compared to the Lehman Brothers High-Yield Bond Index ($13,029). There is a legend in the upper left quadrant of the graph which indicates Janus High-Yield Fund's one-year and since inception (December 29, 1995) average annual total returns as 18.90% and 19.20%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

                JANUS HIGH-YIELD FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 87.6%
--------------------------------------------------------------------------------
Advertising Services - 1.9%
   $3,000,000    Outsourcing Services Group, 10.875%
                   senior subordinated notes, due 03/1/06+       $     3,060,000
    5,000,000    Young America Corp., 11.625%
                   senior subordinated notes, due 2/15/06              5,025,000
--------------------------------------------------------------------------------
                                                                       8,085,000
--------------------------------------------------------------------------------
Agricultural Operations - 1.6%
    4,000,000    Frank's Nursery & Crafts, 10.25%
                   senior subordinated notes, due 3/1/08               4,000,000
    2,300,000    Hines Horticulture, Inc., 11.75%
                   senior subordinated notes, due 10/15/05             2,530,000
--------------------------------------------------------------------------------
                                                                       6,530,000
--------------------------------------------------------------------------------
Building - Heavy Construction - 1.0%
    4,000,000    Iron Age Corp., 9.875%
                   senior subordinated notes, due 5/1/08+              4,040,000
--------------------------------------------------------------------------------
Building and Construction - 0.7%
    3,000,000    Reliant Building Products, 10.875%
                   senior subordinated notes, due 5/1/04               3,082,500
--------------------------------------------------------------------------------
Cable Television - 3.6%
    4,000,000    Adelphia Communications Corp., 8.375%
                   senior notes, due 2/1/08                            3,970,000
    2,000,000    Fundy Cable, Ltd., 11.00%
                   senior notes, due 11/15/05                          2,205,000
    5,000,000    Galaxy Telecom, L.P., 12.375%
                   senior subordinated notes, due 10/1/05              5,575,000
    3,000,000    Rifkin Acquisition Partners, L.P., 11.125%
                   senior subordinated notes, due 1/15/06              3,285,000
--------------------------------------------------------------------------------
                                                                      15,035,000
--------------------------------------------------------------------------------
Casino Hotels - 1.2%
   $5,000,000    Venetian Casino Resort, L.L.C., 12.25%
                   mortgage bonds, due 11/15/04                  $     5,175,000
--------------------------------------------------------------------------------
Casino Services - 1.2%
    5,000,000    Isle of Capri Black Hawk, L.L.C., 13.00%
                   first mortgage bonds, due 8/31/04                   5,156,250
--------------------------------------------------------------------------------
Circuit Boards - 1.0%
    4,000,000    Details, Inc., 10.00%
                   senior subordinated notes, due 11/15/05             4,130,000
--------------------------------------------------------------------------------
Computers - Information Technology - 0.7%
    3,000,000    Cooperative Computing, 9.00%
                   senior subordinated notes, due 2/1/08+              2,880,000
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 0.9%
    3,500,000    Plastic Containers, Inc., 10.00%
                   senior notes, due 12/15/06                          3,797,500
--------------------------------------------------------------------------------
Distribution and Wholesale - 1.4%
    6,000,000    Aviation Sales Co., 8.125%
                   senior subordinated notes, due 2/15/08              5,880,000
--------------------------------------------------------------------------------
Educational Software - 0.7%
    2,500,000    Herff Jones, Inc., 11.00%
                   senior subordinated notes, due 8/15/05              2,756,250
--------------------------------------------------------------------------------
Electronic Measuring Instruments - 1.0%
    4,000,000    Elgar Holdings, Inc., 9.875%
                   senior notes, due 02/1/08+                          4,080,000
--------------------------------------------------------------------------------
Engines - Internal Combustion - 0.5%
    2,000,000    Wells Aluminum Corp., 10.125%
                   senior notes, due 6/1/05                            2,120,000
--------------------------------------------------------------------------------
Finance - Other Services - 0.5%
    4,000,000    SF Holdings Group, Inc., zero coupon
                   units, due 3/15/08+                                 2,240,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   8

                JANUS HIGH-YIELD FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Food - Diversified - 1.9%
   $6,000,000    Richmont Marketing Specialists, 10.125%
                   senior subordinated notes, due  12/15/07      $     6,195,000
    1,780,000    Specialty Foods Corp., 11.125%
                   senior notes, due 10/1/02                           1,806,700
--------------------------------------------------------------------------------
                                                                       8,001,700
--------------------------------------------------------------------------------
Food - Retail - 3.0%
    4,000,000    Eagle Family Foods, 8.75%
                   senior subordinated notes, due 01/15/08             3,960,000
    4,000,000    Marsh Supermarkets, Inc., 8.875%
                   company guaranteed notes, due 8/1/07                4,130,000
    4,000,000    Star Markets Co., Inc., 13.00%
                   senior subordinated notes, due 11/1/04              4,540,000
--------------------------------------------------------------------------------
                                                                      12,630,000
--------------------------------------------------------------------------------
Funeral Services and Related Items - 0.7%
    2,500,000    Prime Succession Acquisition Co., 10.75%
                   senior subordinated notes, due  8/15/04             2,743,750
--------------------------------------------------------------------------------
Gambling - Non-Hotel Casinos - 2.3%
    5,000,000    Casino America, Inc., 12.50%
                   senior notes, due 8/1/03                            5,600,000
    4,000,000    Lady Luck Gaming Corp., 11.875%
                   first mortgage notes, due 3/1/01                    4,150,000
--------------------------------------------------------------------------------
                                                                       9,750,000
--------------------------------------------------------------------------------
Gas - Transportation - 0.5%
    2,000,000    Navigator Gas Transport, 10.50%
                   notes, due 6/30/07                                  2,090,000
--------------------------------------------------------------------------------
Home Furnishings - 0.8%
    3,000,000    Cort Furniture Rental, 12.00%
                   senior notes, due 9/1/00                            3,270,000
--------------------------------------------------------------------------------
Hotels and Motels - 1.2%
    5,000,000    Hard Rock Hotel, Inc., 9.25%
                   senior subordinated notes, due 4/1/05               5,106,250
--------------------------------------------------------------------------------
Human Resources - 0.5%
    1,975,000    COMFORCE Corp., 12.00%
                   senior notes, due 12/1/07                           2,103,375
--------------------------------------------------------------------------------
Instruments - Controls - 1.2%
    4,500,000    Imo Industries, Inc., 11.75%
                   senior subordinated notes, due 5/1/06               5,130,000
--------------------------------------------------------------------------------
Internet Software - 0.3%
    1,375,000    PSINet, Inc., 10.00%
                   senior notes, due 2/15/08                           1,412,812
--------------------------------------------------------------------------------
Leisure and Recreation Products - 0.9%
    4,500,000    CLN Holdings, Inc., zero coupon
                   company guaranteed note, due 5/15/01                3,667,500
--------------------------------------------------------------------------------
Machinery - Print Trade - 0.8%
    3,000,000    Goss Graphic Systems, Inc., 12.00%
                   senior subordinated notes, due 10/15/06             3,386,250
--------------------------------------------------------------------------------
Manufacturing - 1.0%
    4,000,000    Foamex International, Inc., 9.875%
                   company guaranteed notes, due 6/15/07               4,320,000
--------------------------------------------------------------------------------
Medical Products - 1.0%
    4,000,000    Universal Hospital Services, Inc., 10.25%
                   senior notes, due 3/1/08+                           4,100,000
--------------------------------------------------------------------------------
Oil and Gas Drilling - 0.8%
    3,500,000    Chiles Offshore Corp., 10.00%
                   senior notes, due 5/1/08                            3,508,750
--------------------------------------------------------------------------------
Racetracks - 1.2%
    5,000,000    Hollywood Park, Inc., 9.50%
                   senior subordinated notes, due 8/1/07               5,237,500
--------------------------------------------------------------------------------
Radio - 4.8%
  $ 5,000,000    Chancellor Media Corp., 8.125%
                   senior subordinated notes, due 12/15/07       $     5,006,250
   11,250,000    Jacor Communications, Inc., zero coupon
                   senior notes, due 6/12/11                           8,704,688
    6,000,000    SFX Broadcasting, Inc., 10.75%
                   senior subordinated notes, due 5/15/06              6,652,500
--------------------------------------------------------------------------------
                                                                      20,363,438
--------------------------------------------------------------------------------
Real Estate Investment and Management - 0.5%
    2,090,000    LNR Property Corp., 9.375%
                   senior subordinated notes, due 3/15/08              2,103,062
--------------------------------------------------------------------------------
Recreational Centers - 1.8%
    3,000,000    Bally Total Fitness Holding Corp., 9.875%
                   senior subordinated notes, due  10/15/07            3,160,200
    4,000,000    Cobblestone Golf Group, Inc., 11.50%
                   senior notes, due 6/1/03                            4,495,000
--------------------------------------------------------------------------------
                                                                       7,655,200
--------------------------------------------------------------------------------
Reinsurance - 0.8%
    3,000,000    Veritas Capital Trust, 10.00%
                   company guaranteed notes, due 1/1/28                3,146,250
--------------------------------------------------------------------------------
Rental Auto/Equipment - 1.0%
    4,000,000    Ryder TRS, Inc., 10.00%
                   senior subordinated notes, due 12/1/06              4,290,000
--------------------------------------------------------------------------------
Resorts and Theme Parks - 0.5%
    2,000,000    Silverleaf Resorts, Inc., 10.50%
                   senior subordinated notes, due 4/1/08               2,000,000
--------------------------------------------------------------------------------
Retail - Auto Parts - 0.7%
    2,800,000    MSX International, Inc., 11.375%
                   senior subordinated notes, due 1/15/08              2,870,000
--------------------------------------------------------------------------------
Retail - Convenience Stores - 2.0%
    8,000,000    Core-Mark International, Inc., 11.375%
                   senior subordinated notes, due 9/15/03              8,560,000
--------------------------------------------------------------------------------
Retail - Discount - 0.4%
    1,500,000    Pamida, Inc., 11.75%
                   senior subordinated notes, due 3/15/03              1,561,500
--------------------------------------------------------------------------------
Retail - Diversified - 1.7%
    3,585,000    Eye Care Centers of America, Inc., 9.125%
                   senior subordinated notes, due  5/1/08+             3,585,000
    3,500,000    Falcon Holding Group,  L.P., 8.375%
                   debentures, due 4/15/10+                            3,478,125
--------------------------------------------------------------------------------
                                                                       7,063,125
--------------------------------------------------------------------------------
Retail - Drug Store - 0.7%
    3,000,000    Community Distributors, Inc., 10.25%
                   company guaranteed notes, due  10/15/04             3,112,500
--------------------------------------------------------------------------------
Retail - Music Store - 0.9%
    4,000,000    MTS, Inc., 9.375%
                   senior subordinated notes, due 5/1/05+              4,000,000
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 1.2%
    5,000,000    Fred Meyer, Inc., 7.45%
                   senior notes, due 3/1/08                            4,987,500
--------------------------------------------------------------------------------
Rubber and Plastics - 0.5%
    2,000,000    Applied Extrusion Technologies, Inc., 11.50%
                   senior notes, due 4/1/02                            2,132,500
--------------------------------------------------------------------------------
Satellite Telecommunications - 0.9%
    3,500,000    American Mobile Satellite Corp., 12.25%
                   units, due 4/1/08+                                  3,622,500
--------------------------------------------------------------------------------
Savings/Loan/Thrifts - 1.5%
    6,000,000    Local Financial Corp., 11.00%
                   senior notes, due 9/8/04                            6,495,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   9

                JANUS HIGH-YIELD FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Steel - Producers - 1.0%
  $ 4,000,000    Weirton Steel Corp., 11.375%
                   senior notes, due 7/1/04                      $     4,270,000
--------------------------------------------------------------------------------
Telecommunication Equipment - 0.9%
    6,000,000    GST Telecommunications, Inc., zero coupon
                   senior discount notes, due 5/1/08+                  3,622,500
--------------------------------------------------------------------------------
Telecommunication Services - 15.2%
    5,000,000    21st Century Telecom Group, Inc., zero coupon
                   senior discount notes, due 2/15/08+                 2,918,750
    2,000,000    Hermes Europe Railtel, B.V., 11.50%
                   senior notes, due  8/15/07                          2,270,000
    4,000,000    IDT Corp., 8.75%
                   senior notes, due 2/15/06                           3,960,000
    1,950,000    ITC DeltaCom, Inc., 11.00%
                   senior notes, due 6/1/07                            2,218,125
    3,250,000    IXC Communications, Inc., 9.00%
                   senior subordinated notes, due 4/15/08              3,256,500
   10,000,000    Level 3 Communications, Inc., 9.125%
                   senior notes, due 5/1/08                           9,900,000
    5,000,000    Microcell Telecommunications, Inc.,
                   zero coupon senior discount notes,
                   due 6/1/06                                          3,750,000
    2,750,000    MJD Communications, Inc., 9.50%
                   senior subordinated notes, due 5/01/08+             2,750,000
    7,000,000    Nextel Communications, Inc., zero coupon
                   senior discount notes, due 8/15/04                  6,763,750
    3,000,000    Peoples Telephone Co., Inc., 12.25%
                   senior notes, due 7/15/02                           3,195,000
    3,000,000    Pinnacle Holdings, Inc., zero coupon
                   senior discount notes, due 3/15/08                  1,890,000
   7,000,000     Qwest Communications International, Inc.,
                   zero coupon senior discount notes,
                   due 2/1/08                                          4,803,750
    4,000,000    Talton Holdings, Inc., 11.00%
                   company guaranteed notes, due 6/30/07               4,350,000
    5,000,000    Teligent, Inc., zero coupon
                   senior discount notes, due 3/1/08+                  2,850,000
                 WinStar Communications, Inc.:
    5,000,000      zero coupon senior discount notes,
                   due 10/15/05                                        4,031,250
    5,000,000      11.00% senior subordinated notes,
                   due 3/15/08                                         4,900,000
--------------------------------------------------------------------------------
                                                                      63,807,125
--------------------------------------------------------------------------------
Telephone - Integrated - 3.9%
    4,000,000    Facilicom International, 10.50%
                   senior notes, due 1/15/08                           4,120,000
                 Intermedia Communications, Inc.:
   10,000,000      zero coupon senior discount notes,
                   due 5/15/06                                         8,162,500
    2,000,000      8.875% senior notes, due 11/1/07                    2,065,000
    2,000,000      8.50% senior notes, due 1/15/08                     2,035,000
--------------------------------------------------------------------------------
                                                                      16,382,500
--------------------------------------------------------------------------------
Telephone - Local - 0.9%
    5,000,000    e.spire Communications, Inc., zero coupon
                   senior discount notes, due 4/1/06                   4,000,000
--------------------------------------------------------------------------------
Telephone - Long Distance - 2.6%
  $ 3,000,000    Esprit Telecom Group PLC, 11.50%
                   senior notes, due 12/15/07                    $     3,292,500
    3,000,000    Primus Telecommunications Group, Inc., 11.75%
                   senior notes, due 8/1/04                            3,322,500
    7,000,000    Viatel, Inc., 12.50%
                   units, due 4/15/08+                                 4,243,750
--------------------------------------------------------------------------------
                                                                      10,858,750
--------------------------------------------------------------------------------
Television - 3.6%
    7,000,000    Dialog Corp. PLC, 11.00%
                   senior subordinated notes, due 11/15/07             7,717,500
    4,000,000    LIN Television Corp., 8.375%
                   senior subordinated notes, due 3/1/08+              3,995,000
    3,000,000    Price Communications Corp., 11.75%
                   senior subordinated notes, due 7/15/07              3,352,500
--------------------------------------------------------------------------------
                                                                      15,065,000
--------------------------------------------------------------------------------
Textile - Products - 0.6%
    2,500,000    Glenoit Corp., 11.00%
                   senior subordinated notes, due 4/15/07              2,725,000
--------------------------------------------------------------------------------
Transportation Services - 1.0%
    4,000,000    Atlantic Express, Inc., 10.75%
                   company guaranteed notes, due 2/1/04                4,275,000
--------------------------------------------------------------------------------
Water - 1.2%
    5,000,000    Sparkling Spring Water Group, 11.50%
                   senior subordinated notes, due 11/15/07             5,250,000
--------------------------------------------------------------------------------
Wire and Cable Products - 0.8%
    3,000,000    International Wire Group, Inc., 11.75%
                   senior subordinated notes, due 6/1/05               3,330,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $362,505,078)                            368,993,837
--------------------------------------------------------------------------------
Foreign Bonds - 1.0%
ECU
    5,500,000    Cellular Communications International, Inc.,
                   zero coupon senior discount notes,
                   due 4/1/05+                                         4,241,695
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $4,209,195)                                  4,241,695
--------------------------------------------------------------------------------
Preferred Stock - 2.6%
--------------------------------------------------------------------------------
Electric - Integrated - 1.1%
       65,000    Houston Industries, Inc., 7.00%                       4,509,375
--------------------------------------------------------------------------------
Telephone - Local - 1.5%
       88,585    US WEST Communications Group, 4.50%                   6,599,583
--------------------------------------------------------------------------------
Total Preferred Stock (cost $10,596,245)                              11,108,958
--------------------------------------------------------------------------------
Warrants - 0.2%
                 Gothic Energy Corp.:
       23,833      - exp. 1/23/03*                                        23,833
       70,000      - exp. 9/1/04*                                         70,000
        2,000    MetroNet Communications Corp.
                   - exp. 8/15/07*                                         4,000
       20,000    Microcell Telecommunications, Inc.
                   - exp. 6/1/06*,                                       500,000
        3,000    Primus Telecommunications Group, Inc.
                   - exp. 8/1/04*                                        114,000
--------------------------------------------------------------------------------
Total Warrants (cost $250,000)                                           711,833
--------------------------------------------------------------------------------
Total Investments (total cost $377,560,518) - 91.4%                  385,056,323
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 8.6%         36,103,455
--------------------------------------------------------------------------------
Net Assets - 100%                                                $   421,159,778
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   10

      JANUS FEDERAL TAX-EXEMPT FUND Portfolio Manager, Darrell W. Watters

     Janus Federal Tax-Exempt Fund turned in strong results for the six-month period ended April 30, 1998. The Fund outperformed its benchmark index, gaining 2.94% versus 2.77% for the Lehman Brothers Municipal Bond Index. Both returns include reinvested dividends.

Fed Holds Steady, Markets Don't
     Investors continued to anticipate the Federal Reserve Board's every move during the half, and although the Fed held steady, the financial markets did not. In spite of the fact that the Fed maintained low interest rates, reactions spurred by speculation about interest rate adjustments created volatility in the markets.
     Perhaps the most significant event affecting interest rate markets this period was the downturn in Asian economies. Financial instability in Asia continues to be of concern to U.S. monetary policy makers in their decision on U.S. lending rates. Here in the U.S., the economic story is much different. Demand for goods and services remains at the outer limits of what the Fed perceives as an "acceptable" rate of growth. Commodity inflation is nonexistent and has been a key driver to higher bond prices. The benefits of a growing U.S. budget surplus have been offset by the staggering supply of corporate and municipal new issue debt in the market. These offsetting forces should enable the bond market to remain in a moderately narrow range throughout the rest of the year.

Strategy Seeks High Yield, Moderate Risk
     Janus Federal Tax-Exempt Fund was positioned neutral to its index throughout the period. We continue to focus on high current yield and minimizing exposure to interest-rate risk. This supports our strategy of building a fund that seeks a high current yield, yet is competitive and flexible. The table on this page also shows that the Fund carries a high overall rating, has a weighted average maturity of 11.69 years, and a 30-day average yield of 4.90%.
     Colorado municipal bonds continue to be a large component of the portfolio at 32.1% of the holdings. There are two reasons for a large Colorado component. In keeping with the Janus core philosophy of exhaustive research, we can access the properties anywhere in the state within a few hours and continually monitor progress. Colorado's relatively high 5% state tax rate and the conservative debt guidelines Colorado municipalities are forced to operate under create intense demand for double tax-free bonds by in-state residents, enhancing liquidity premiums.
--------------------------------------------------------------------------------
Fund Profile                        April 30, 1998        October 31, 1997
Weighted Average Maturity               11.69 Yrs.             17.1 Yrs.
Average Modified Duration*              7.52 Yrs.              10.3 Yrs.
30-Day Average Yield**                   4.90%                  4.79%
30-Day Average Yield
  Without Reimbursement**                4.44%                  4.36%
Average Rating                            AA2                    AA2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio Asset Mix                 April 30, 1998        October 31, 1997
General Obligation Bonds                 20.0%                  30.0%
Essential Service Revenue Bonds          80.0%                  70.0%
--------------------------------------------------------------------------------
*A theoretical measure of price volatility
**Yields will fluctuate.

Looking Ahead
     I believe benign inflation and low interest rates will continue to support a healthy economy, but I remain cautiously optimistic about the bond market. Any sign of inflation could upset the market, sending yields higher. Our intensive analysis of credit fundamentals and effective management of market risks will enable us to obtain a competitive yield while limiting the effect of interest rate market fluctuations on the Fund.
     Thank you for you continued investment in Janus Federal Tax-Exempt Fund.

--------------------------------------------------------------------------------
Past performance does not guarantee future results.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   11

      JANUS FEDERAL TAX-EXEMPT FUND Portfolio Manager, Darrell W. Watters

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a solid green line. The Lehman Brothers Municipal Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($13,183) as compared to the Lehman Brothers Municipal Bond Index ($13,708). There is a legend in the upper left quadrant of the graph which indicates Janus Federal Tax-Exempt Fund's one-year and since inception (May 3, 1993) average annual total returns as 8.60% and 5.60%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

            JANUS FEDERAL TAX-EXEMPT FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Municipal Securities - 98.8%
California - 9.6%
   $1,500,000    California Health Facilities Financing
                   Authority Revenue, (Kaiser Permanente),
                   Series A, 6.50%, 12/1/20                      $     1,593,750
    2,000,000    East Bay Municipal Utilities District Water
                   System Revenue, (MBIA Insured), 6.00%,
                   6/1/12                                              2,132,500
      400,000    Los Angeles Regional Airports Improvement
                   Corp. Lease Revenue, (American Airlines -
                   Los Angeles International), Variable Rate,
                   4.25%, 12/1/24                                        400,000
    1,000,000    M-S-R Public Power  Agency  Revenue,  (San
                   Juan Project),  (MBIA Insured),  Series E,
                   6.50%, 7/1/17                                       1,073,750
    1,000,000    Metropolitan Water District Southern
                   California Waterworks Revenue, 5.50%,
                   7/1/13                                              1,026,250
      600,000    Orange County Water District Certificates of
                   Participation, (Project B), Variable Rate,
                   4.05%, 8/15/15                                        600,000
--------------------------------------------------------------------------------
                                                                       6,826,250
--------------------------------------------------------------------------------
Colorado - 32.1%
    1,080,000    Bachelor Gulch Metropolitan District, 6.80%,
                   12/1/06                                             1,136,700
      500,000    Black Hawk, 5.70%, 12/1/12                              505,625
                 Black Hawk Device Tax Revenue:
      500,000      6.00%, 12/1/11                                        515,625
      650,000      5.50%, 12/1/12                                        640,250
    1,250,000      5.625%, 12/1/21                                     1,214,063
    1,000,000    Boulder County Hospital Revenue
                   Development, (Longmont United Hospital
                   Project), 5.50%, 12/1/12                            1,005,000
--------------------------------------------------------------------------------
Colorado - (continued)
   $1,000,000    Castle Rock Golf Enterprise Revenue,
                   6.50%, 12/1/16                                $     1,017,500
      400,000    Colorado Health Facilities Authority Revenue,
                   (National Benevolent Association),
                   Series A, 5.15%, 1/1/12                               395,000
                 Colorado Housing Finance Authority,
                   (Single Family Program):
    1,000,000      Series C-2, 7.10%, 5/1/15                           1,125,000
    1,000,000      Series B-3, 6.80%, 11/1/28                          1,125,000
                 Denver West Metropolitan District:
      590,000      Series B, 5.60%, 12/1/12                              594,425
      265,000      6.15%, 12/1/13                                        272,288
      750,000      6.50%, 12/1/16                                        789,375
      615,000      6.20%, 6/1/17                                         631,913
      775,000      Series B, 5.70%, 12/1/17                              780,812
                 Eaglebend Affordable Housing Corp.
                   Multifamily Revenue, (Housing Project):
    1,000,000      Series A, 6.40%, 7/1/17                             1,057,500
    1,300,000      Series B, 7.40%, 7/1/21                             1,358,500
    1,000,000    Erie Water Enterprise Revenue,
                   Series B, 6.00%, 12/1/17                            1,015,000
    2,000,000    Fort Collins Pollution Control Revenue,
                   (Anheuser Busch Project), 6.00%, 9/1/31             2,102,500
      410,000    Hyland Hills Metropolitan Parks and
                   Recreational District Special Revenue,
                    Series A, 6.10%, 12/15/09                            420,762
    1,000,000    Mountain Village Metropolitan District,
                   (San Miguel County), 8.10%, 12/1/11                 1,146,573
      175,000    Plains Metropolitan District, 5.85%, 12/1/05            176,762
    1,000,000    Sand Creek Metropolitan District,
                   7.125%, 12/1/16                                     1,022,500
      100,000    Telluride Excise Tax Revenue, 5.75%, 12/1/12            103,250
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   12

            JANUS FEDERAL TAX-EXEMPT FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Colorado - (continued)
                 Telluride Housing Authority Housing Revenue,
                   (Shandoka Apartments Project):
$     100,000      7.50%, 6/1/12                                 $       108,250
    1,500,000      7.50%, 6/1/23                                       1,636,875
                 Upper Cherry Creek Metropolitan District:
      500,000      6.20%, 12/1/05                                        526,250
      400,000      6.75%, 12/1/11                                        426,000
--------------------------------------------------------------------------------
                                                                      22,849,298
--------------------------------------------------------------------------------
Florida - 2.8%
    1,960,000    Tampa Utility Tax, (AMBAC Insured),
                   5.00%, 10/1/12                                      1,969,800
--------------------------------------------------------------------------------
Georgia - 5.0%
    1,000,000    Atlanta Airport Facilities Revenue,
                   (AMBAC Insured), 5.00%, 1/2/03                      1,025,000
    1,000,000    Dalton Development Authority Revenue
                   Certificates, (HLTC, Inc. Project), (MBIA
                   Insured), 5.00%, 8/15/28                              941,250
    1,400,000    Georgia Municipal Electric Authority Power
                   Revenue, (MBIA Insured), Series Y, 6.50%,
                   1/1/17                                              1,608,250
--------------------------------------------------------------------------------
                                                                       3,574,500
--------------------------------------------------------------------------------
Illinois - 9.0%
    2,500,000    Illinois Health Facilities Authority Revenue,
                   (Lutheran), (FSA Insured), Series C, 7.00%,
                   4/1/08                                              2,909,375
    1,000,000    Metropolitan Pier and Exposition Authority
                   Hospitality Facilities Revenue, (McCormick
                   Place Convention Center Project), 7.00%,
                   7/1/26                                              1,202,500
    2,000,000    Regional Transportation Authority,
                   (FGIC Insured), 6.00%, 6/1/23                       2,257,500
--------------------------------------------------------------------------------
                                                                       6,369,375
--------------------------------------------------------------------------------
Minnesota - 0.6%
      440,000    Maplewood Multifamily Revenue,
                   (Hazel Ridge Project), Series B,
                   7.50%, 12/15/32                                       443,300
--------------------------------------------------------------------------------
Mississippi - 1.1%
      740,000    Harrison County School District State
                   Aid Capital Improvement, (FSA Insured),
                   6.25%, 8/1/02                                         792,725
--------------------------------------------------------------------------------
Missouri - 6.2%
    1,000,000    Cape Girardeau County Industrial Development
                   Authority Health Care Facilities
                   Revenue, (Southeast Missouri Hospital
                   Association), (MBIA Insured), 5.25%, 6/1/16         1,005,000
    1,425,000    Carthage Waterworks and Wastewater
                   Treatment System Revenue, Series B,
                   6.50%, 7/1/16                                       1,514,063
    2,000,000    Kansas City Municipal Assistance Leasehold
                   Refunding Revenue, (H. Roe Bartle
                   Convention Center Project), (MBIA Insured),
                   Series A, 5.00%, 4/15/20                            1,922,500
--------------------------------------------------------------------------------
                                                                       4,441,563
--------------------------------------------------------------------------------
Montana - 2.6%
    1,000,000    Montana State Board of Investment  Workers
                   Compensation Program, (MBIA  Insured),
                   6.875%, 6/1/20                                      1,087,499
    750,000      Montana State Health Facilities Authority
                   Facilities Revenue, (St. Peters Community
                   Hospital Project), 5.50%, 6/1/11                      765,937
--------------------------------------------------------------------------------
                                                                       1,853,436
--------------------------------------------------------------------------------
Nebraska - 3.9%
   $2,800,000    Douglas County Nebraska Zoo Facilities
                   Revenue, (Henry Doorly Zoo Aquarium
                   Project), 6.00%, 6/1/03                       $     2,802,156
--------------------------------------------------------------------------------
New Jersey - 1.7%
    1,000,000    New Jersey State Turnpike Authority
                   Turnpike Revenue, (FSA Insured), Series C,
                   6.50%, 1/1/16                                       1,171,250
--------------------------------------------------------------------------------
New Mexico - 4.6%
    1,110,000    Santa Fe Educational Facilities Revenue,
                   (St. John's College Project), 5.40%, 3/1/20         1,061,438
    2,000,000    University of New Mexico University Revenue,
                   Series A, 6.00%, 6/1/21                             2,207,500
--------------------------------------------------------------------------------
                                                                       3,268,938
--------------------------------------------------------------------------------
New York - 4.3%
    1,000,000    New York State Dormitory Authority Revenue,
                   (State University Educational Facilities),
                   Series A, 5.50%, 5/15/19                            1,028,750
    2,000,000    New York, Series G, 5.00%, 8/1/01                     2,027,500
--------------------------------------------------------------------------------
                                                                       3,056,250
--------------------------------------------------------------------------------
North Dakota - 2.1%
    1,500,000    Grand Forks Senior Housing Revenue Special
                   Term, (4000 VY Square Project), 6.375%,
                   12/1/34                                             1,518,750
--------------------------------------------------------------------------------
Oklahoma - 3.0%
      500,000    McGee Creek Authority Water Revenue,
                   (MBIA Insured), 6.00%, 1/1/23                         564,375
      500,000    Oklahoma County Finance Authority Multifamily
                   Housing Revenue First Mortgage,
                   (Multiple Apartments Project), Series A,
                   7.00%, 4/1/18                                         490,625
    1,000,000    Tulsa Industrial Authority Revenue, (University
                   of Tulsa), (MBIA Insured), Series A,
                   6.00%, 10/1/16                                      1,110,000
--------------------------------------------------------------------------------
                                                                       2,165,000
--------------------------------------------------------------------------------
Texas - 4.8%
                 Grapevine Industrial Development Corp.,
                   (American Airlines):
      400,000      Series A-3, Variable Rate, 4.25%, 12/1/24             400,000
      800,000      Series B-3, Variable Rate, 4.25%, 12/1/24             800,000
      100,000      Series B-4, Variable Rate, 4.25%, 12/1/24             100,000
    1,000,000    Orange County Naval and Port District
                   Industrial Development Corp. Revenue,
                   (North Star Steel Texas Project), 6.375%,
                   2/1/17                                              1,095,000
    1,000,000    Texas State Public Financial Authority,
                   Series C, 4.70%, 10/1/03                            1,015,000
--------------------------------------------------------------------------------
                                                                       3,410,000
--------------------------------------------------------------------------------
Virginia - 3.9%
    2,800,000    Fairfax County Water Authority Water Revenue,
                   5.00%, 4/1/21                                       2,754,500
--------------------------------------------------------------------------------
Wyoming - 1.5%
    1,000,000    Sweetwater County Pollution Control Revenue,
                   (Idaho Power Co.), Series A, 6.05%,
                   7/15/26**                                           1,062,500
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   13

            JANUS FEDERAL TAX-EXEMPT FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Total Municipal Securities (cost $69,110,410) - 98.8%            $    70,329,591
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%            839,635
--------------------------------------------------------------------------------
Net Assets - 100%                                                $    71,169,226
--------------------------------------------------------------------------------
Financial Futures - Short
 25 Contracts    U.S. Treasury  - 20 year bond, expires June 1998,
                 principal amount $2,989,063
                 value $3,005,469, cumulative depreciation             ($16,406)
--------------------------------------------------------------------------------
AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Corp.
FSA - Financial Security Assurance Corp.
MBIA - Municipal Bond Insurance Association Corp.

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   14

        JANUS SHORT-TERM BOND FUND Portfolio Manager, Sandy R. Rufenacht

     For the six-month period ended April 30, 1998, Janus Short-Term Bond Fund earned a total return of 3.07%, compared with a 4.05% total return for the Lehman Brothers Government/Corporate 1-3 Year Bond Index. The Fund ranked 32nd out of 103 funds for the 12-month period ended April 30, 1998, in the short-term investment-grade debt category as tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company.(1)
     I believe the Fund underperformed the Index as a result of the Fund's shorter duration on its investment-grade portion when the market rallied in December and early January. This same positioning benefited us during the decline that followed in February as the market became concerned about inflation. Since then, the short end of the market has seen less volatility, trading in the 5.5% to 5.7% range. Throughout this entire period, the Fund has been able to beat the majority of its category because of an emphasis on high-yield/ high-risk positions.

Continued Focus on Fundamentals
     In looking back over the last six months, it is important to keep in mind that there were two very distinct market forces at work. In late 1997, our market was affected by the Asian monetary crisis. As investors worldwide flocked to high-quality investments, the market rallied strongly. By early January, the yields on Treasury securities fell to levels not seen since the early 1960s.
     After this initial inflow of money, the market began to take a closer look at the domestic situation. The economy was strong, and the short end of the curve began to worry about potential inflationary pressure if this growth were to continue. If signs of inflation were to appear, the Fed could raise rates. Although there had been no signs of inflation to date, the short end of the market drove rates from their low of 5.2% up as high as 5.7% (almost a 10% decline in the market). It was during this time that the combination of our shorter maturity and our high-yield position allowed us to outperform many of our competitors.
     Throughout  this  volatile  period,  I continued  to invest on the basis of credit fundamentals. There were some small changes to the overall category allocations, but this was the result of individual investment choices, not a change in asset allocation.
--------------------------------------------------------------------------------
Fund Profile                        April 30, 1998        October 31, 1997
Weighted Average Maturity               2.4 Yrs.               2.4 Yrs.
Average Modified Duration*              2.0 Yrs.               2.0 Yrs.
30-Day Average Yield**                   5.89%                  6.04%
30-Day Average Yield
  Without Reimbursement**                5.59%                  5.57%
Average Rating                              A                      A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio Asset Mix                 April 30, 1998        October 31, 1997
Investment-Grade
Corporate Bonds                          51.1%                  56.2%
High-Yield/High-Risk
Corporate Bonds                          20.3%                  16.5%
U.S. Treasury Bonds                      19.6%                  21.7%
Cash & Cash Equivalents                   9.0%                   5.6%
--------------------------------------------------------------------------------
*A theoretical measure of price volatility
**Yields will fluctuate.

     High-yield bonds were introduced to the Fund last year. Although they generally involve greater credit risk, yet less interest rate risk, than investment-grade bonds, their higher coupons provide more attractive yields.
     The Fund focuses on high-yield issues that are currently, or I believe soon will be, called. These are generally trading close to their call price, and the market believes they will either be refinanced or redeemed by the company. The result is that the Fund is able to reduce the overall price volatility, because it is unlikely that the bond will trade far from that call price unless market perception changes. These bonds no longer react to changes in interest rates to the same extreme. Oftentimes these securities have only a short period (anywhere from a month to a few years) until this call becomes effective. During the holding period, the Fund is able to earn a higher income until the security is called away.
     With interest rates at such low levels, many companies took the opportunity to refinance their debt. Calling in these original bonds generally helped them appreciate in value. The Fund profited from several of these calls during the past six months; among them were Allbritton Communications and Ralphs Grocery.
     Although this strategy has been successful thus far, it needs to be monitored closely. Because high-yield bonds often move in sync with the equity markets, they are not immune to the volatility surrounding stocks.

Making the Most of Our Resources
     The key to identifying opportunities like Ralphs Grocery is the interaction with the Janus equity analysts and portfolio managers. Although high-yield securities react to changes in interest rates, they are also strongly influenced by the fundamental strengths and operating results of the company (as a stock would be). Drawing upon the wealth of data gathered by the equity team helps us to better assess credit quality and the risk of the underlying business. By looking at a security from another viewpoint, we are able to better understand the company going forward.
     The use of short-term high-yield issues can work to the Fund's advantage no matter which direction interest rates move. If rates decline, the high coupons on these holdings would become even more valuable. If rates rise, the Fund should maintain a fairly stable net asset value because of the extra income and relatively stable pricing of these yield-to-call bonds.
     Overall, I have a positive outlook for both investment-grade and high-yield securities. The recent volatility in Asia may take some time to rectify itself and is likely to restrict economic growth and inflation in the U.S. to some degree. That, in turn, should keep the short-term fixed-income market fairly stable for the foreseeable future.
     In closing, I would like to thank you for your investment in Janus Short-Term Bond Fund.

--------------------------------------------------------------------------------
(1) Lipper Analytical Services, Inc. defines short-term investment grade debt funds as investing "at least 65% of assets in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of 5 years or less." As of April 30, 1998, Janus Short-Term Bond Fund ranked 13/78 of short-term investment grade debt funds for the 3-year period and 15/46 for the 5-year period. The Lipper ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.
Past performance does not guarantee future results.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   15

        JANUS SHORT-TERM BOND FUND Portfolio Manager, Sandy R. Rufenacht

Performance Overview

GRAPHIC

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Corporate Bond Index. Janus Short-Term Bond Fund is represented by a solid green line. The Lehman Brothers 1-3 Year Government/Corporate Bond Index is represented by a single dashed black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 1998. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($13,391) as compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index ($13,619). There is a legend in the upper left quadrant of the graph which indicates Janus Short-Term Bond Fund's one-year, five-year and since inception (September 1, 1992) average annual total returns as 6.98%, 5.36% and 5.29%, respectively.

*The Fund's inception date       Source - Lipper Analytical Services, Inc. 1998.
Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends.The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

             JANUS SHORT-TERM BOND FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 71.4%
--------------------------------------------------------------------------------
Building - Residential and Commercial - 0.5%
   $  400,000    Toll Corp., 9.50%
                   senior subordinated notes, due 3/15/03        $       415,500
--------------------------------------------------------------------------------
Cable Television - 2.4%
    2,000,000    TCI Communications, Inc., 6.375%
                   senior notes, due 9/15/99                           2,002,500
--------------------------------------------------------------------------------
Computers - Mainframe - 4.2%
    3,500,000    IBM Corp., 6.375%
                   global notes, due 6/15/00                           3,530,625
--------------------------------------------------------------------------------
Containers - Paper and Plastic - 1.3%
    1,000,000    Plastic Containers, Inc., 10.00%
                   senior notes, due 12/15/06                          1,085,000
--------------------------------------------------------------------------------
Diversified Financial Services - 4.4%
    3,750,000    Associates Corp. N.A., 5.85%
                   senior notes, due 1/15/01                           3,731,250
--------------------------------------------------------------------------------
Educational Software - 0.5%
      350,000    Herff Jones, Inc., 11.00%
                   senior subordinated notes, due 8/15/05                385,875
--------------------------------------------------------------------------------
Finance - Auto Loans - 6.2%
    2,750,000    Ford Motor Credit Corp., 6.25%
                   notes, due 11/8/00                                  2,760,312
    2,500,000    General Motors Acceptance Corp., 6.375%
                   notes, due 12/1/01                                  2,515,625
--------------------------------------------------------------------------------
                                                                       5,275,937
--------------------------------------------------------------------------------
Finance - Investment Bankers/Brokers - 3.3%
    2,800,000    Merrill Lynch & Co., Inc., 6.00%
                   notes, due 3/1/01                                   2,800,000
--------------------------------------------------------------------------------
Finance Leasing Companies - 2.1%
    1,750,000    International Lease Finance Corp., 6.625%
                   notes, due 4/1/99                                   1,761,200
--------------------------------------------------------------------------------
Food - Retail - 4.1%
   $2,000,000    Racers-Kellogg, 5.75%
                   bonds, due 2/2/01+                            $     1,987,500
    1,310,000    Star Markets Co., Inc., 13.00%
                   senior subordinated notes, due 11/1/04              1,486,850
--------------------------------------------------------------------------------
                                                                       3,474,350
--------------------------------------------------------------------------------
Home Furnishings - 1.4%
    1,100,000    Cort Furniture Rental, 12.00%
                   senior notes, due 9/1/00                            1,199,000
--------------------------------------------------------------------------------
Hotels and Motels - 1.5%
    1,250,000    Hyatt Equities, L.L.C., 6.80%
                   notes, due 5/15/00+                                 1,264,063
--------------------------------------------------------------------------------
Life and Health Insurance - 0.3%
      235,000    Penncorp Financial Group, Inc., 9.25%
                   senior subordinated notes, due 12/15/03               246,162
--------------------------------------------------------------------------------
Machinery - General Industrial - 0.8%
      625,000    Fairfield Manufacturing Company, Inc., 11.375%
                   senior subordinated notes, due 7/1/01                 654,688
--------------------------------------------------------------------------------
Medical - Drugs - 3.1%
    2,550,000    SmithKline Beecham PLC, 6.75%
                   company guaranteed notes, due 10/30/01              2,607,375
--------------------------------------------------------------------------------
Metal - Aluminum - 1.3%
    1,000,000    Kaiser Aluminum and Chemical Corp., 12.75%
                   senior subordinated notes, due 2/1/03               1,065,000
--------------------------------------------------------------------------------
Money Center Banks - 3.5%
    3,000,000    Chase Manhattan Corp., 5.50%
                   notes, due 2/15/01                                  2,951,250
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   16

             JANUS SHORT-TERM BOND FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Multimedia - 5.0%
   $1,750,000    Time Warner, Inc., 4.90%
                   bonds, due 7/29/99+                           $     1,723,750
    2,500,000    Walt Disney Co. (The), 6.375%
                   senior notes, due 3/30/01                           2,531,250
--------------------------------------------------------------------------------
                                                                       4,255,000
--------------------------------------------------------------------------------
Paint and Related Products - 2.4%
    2,000,000    Sherwin-Williams Co., 6.25%
                   notes, due 2/1/00                                   2,010,000
--------------------------------------------------------------------------------
Physical Therapy and Rehabilitation Centers - 2.5%
    2,000,000    HEALTHSOUTH Corp., 9.50%
                   senior subordinated notes, due 4/1/01               2,107,500
--------------------------------------------------------------------------------
Pipelines - 3.0%
    2,500,000    Enron Corp., 6.45%
                   notes, due 11/15/01                                 2,515,625
--------------------------------------------------------------------------------
Retail - Discount - 2.1%
    1,800,000    TJX Companies, Inc., 6.625%
                   notes, due 6/15/00                                  1,815,750
--------------------------------------------------------------------------------
Retail - Regional Department Stores - 2.1%
    1,800,000    Fred Meyer, Inc., 7.15%
                   senior notes, due 3/1/03                            1,797,750
--------------------------------------------------------------------------------
Steel - Producers - 1.2%
    1,000,000    Bayou Steel Corp., 10.25%
                   first mortgage notes, due 3/1/01                    1,030,000
--------------------------------------------------------------------------------
Super-Regional Banks - 5.3%
    2,750,000   NationsBank Corp., 5.75%
                  senior notes, due 3/15/01                            2,729,375
    1,750,000   Norwest Corp., 6.25%
                  senior notes, due 4/15/99                            1,754,375
--------------------------------------------------------------------------------
                                                                       4,483,750
--------------------------------------------------------------------------------
Telecommunication Equipment - 3.0%
    2,500,000    Lucent Technologies, Inc., 6.90%
                   notes, due 7/15/01                                  2,565,625
--------------------------------------------------------------------------------
Textile - Products - 1.2%
    1,000,000    Westpoint Stevens, Inc., 8.75%
                   senior notes, due 12/15/01                          1,038,592
--------------------------------------------------------------------------------
Wire and Cable Products - 2.7%
    1,500,000    Essex Group, Inc., 10.00%
                   senior notes, due 5/1/03                            1,554,375
    650,000      International Wire Group, Inc., 11.75%
                   senior subordinated notes, due 6/1/05                 721,500
--------------------------------------------------------------------------------
                                                                       2,275,875
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $60,279,057)                              60,345,242
--------------------------------------------------------------------------------
U.S. Government Obligation - 19.6%
   16,500,000    U.S. Treasury Note, 6.00%
                   due 6/30/99 (cost $16,574,517)                     16,586,295
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 8.6%
                 Household Finance Corp.
    3,500,000      5.51%, 5/1/98                                       3,500,000
                 Prudential Funding Corp.
    3,800,000      5.45%, 5/1/98                                       3,800,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $7,300,000)           7,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $84,153,574) - 99.6%                    84,231,537
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%            372,829
--------------------------------------------------------------------------------
Net Assets - 100%                                                $    84,604,366
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   17

         JANUS MONEY MARKET FUNDS Portfolio Manager, Sharon S. Pichler

     Before discussing my strategy for each of the Janus money market funds during the past six months, I'd like to share my overall perspective with you.

Expectations and Volatility
     The six-month period ended April 30, 1998, might best be described as a time when expectations rather than facts controlled the market. We saw wide short-term swings in the market, both up and down, as investors anticipated that the Federal Reserve would change its policies. In reality, the underlying fundamentals of the economy and interest rates did not justify such speculation, and the Fed held steady.
     My policy, however, is not to let the "tail wag the dog." I leave the speculation to others and endeavor to keep all options open while pursuing the funds' goal: to give the best returns possible while maintaining liquidity and preserving principal.

Janus Money Market Fund
     Essentially, the Fund was invested with one thought in mind: Be prepared for interest rate movements in either direction.
     I continued my strategy of investing about one-third of assets in the shortest-term securities, namely repurchase agreements, which were providing yields nearly as high as those I could obtain in three-month securities. Keeping this much invested in repurchase agreements ensured that we could quickly move a large percentage of the Fund to the best alternative, no matter where rates were headed.
     The balance of the Fund was split among high-quality securities that might fare well if rates rose and others that would benefit if short-term rates fell. The latter included some investments with maturities as high as 397 days, so the weighted average maturity of the Fund at April 30, 1998, was 36 days.
     For the 12-month period ended April 30, 1998, the Fund ranked 52nd out of 303 funds in the U.S. Money Market category as tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company.(1)

Janus Government Money Market Fund
     Typically, at least one-half of this fund's assets are placed in overnight investments issued by the U.S. government or its agencies. Because all government debt in the Fund is rated AAA, the highest credit quality available, this emphasis on very short-term issues means that we maintain maximum liquidity and safety of principal.
     During the most recent six months, we also held 25% of assets in government floating rate notes and another 25% in longer-term fixed-rate government or government-guaranteed notes to pick up a slightly better yield. As a result, the Fund had a weighted average maturity of 32 days at the fiscal mid-year.
     For the 12-month period ended April 30, 1998, the Fund ranked 21st out of 111 funds in the U.S. Government Money Market category as tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company.(1)

Janus Tax-Exempt Money Market Fund
     Over most of the period, long-term and short-term rates for municipal securities were very close to one another, which gave me little incentive to take on the additional risk associated with longer-term issues. However, I was able to buy long-term "bargains" when tax-free rates were close to 70% of the yield on comparable Treasury securities. As of April 30, 1998, the weighted average maturity of the Fund was 54 days.
     For the 12-month period ended April 30, 1998, the Fund ranked 28th out of 135 funds in the U.S. Tax-Exempt Money Market category as tracked by Lipper Analytical Services, Inc., a leading mutual fund rating company.(1)
     Thank you for your continued investment in Janus money market funds.

--------------------------------------------------------------------------------
(1) Lipper Analytical Services defines a U.S. money market fund as one that invests "in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days" and that intends "to keep constant net asset value." As of April 30, 1998, Janus Money Market Fund ranked 47/254 U.S. money market funds for the 3-year period. Lipper defines a U.S. government money market fund as one that "invests principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days," and that intends "to keep constant net asset value." As of April 30, 1998, Janus Government Money Market Fund ranked 21/100 U.S. government money market funds for the 3-year period. Lipper defines a tax-exempt money market fund as one that "invests in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days," and that intends "to keep constant net asset value." As of April 30, 1998, Janus Tax-Exempt Money Market Fund ranked 25/125 U.S. tax-exempt money market funds for the 3-year period. Lipper rankings are based on total return, including reinvestment of dividends and capital gains.
Money market funds are neither insured nor guaranteed by the U.S. government, and there can be no assurance that money market funds will be able to maintain a $1.00 per share price. Past performance does not guarantee future results.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   18

               JANUS MONEY MARKET FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 15.4%
                 Countrywide Home Loans, Inc.:
$ 100,000,000      5.62%, 5/6/98                                 $   100,000,000
   47,300,000      5.63%, 5/8/98                                      47,300,000
   50,000,000    General Motors Acceptance Corp.
                   5.60%, 7/2/98                                      49,517,778
                 Heller Financial, Inc.:
   45,000,000      5.78%, 5/1/98                                      45,000,000
   50,000,000      5.78%, 5/4/98                                      49,975,917
   15,000,000      5.78%, 5/5/98                                      14,990,367
   50,000,000      5.78%, 5/6/98                                      49,959,861
   45,000,000    Marsh & McLennan Companies, Inc.
                   5.65%, 7/24/98                                     45,000,000
                 Sanwa Business Credit Corp.:
   50,000,000      5.58%, 5/28/98                                     49,790,750
   50,000,000      5.57%, 5/29/98                                     49,783,389
                 75 State Street Capital Corp.:
   20,126,000      5.55%, 5/4/98                                      20,116,692
   55,957,000      5.54%, 6/2/98                                      55,681,443
   55,000,000      5.54%, 6/3/98                                      54,720,692
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $631,836,889)       631,836,889
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 39.7%
                 American Honda Finance Corp.:
   50,000,000      5.6875%, 6/23/98                                   50,000,000
   10,000,000      5.6718%, 7/8/98                                    10,000,000
   25,000,000      5.6875%, 7/27/98                                   25,000,000
   22,000,000      5.625%, 8/3/98                                     22,000,000
   50,000,000      5.625%, 8/14/98                                    50,000,000
   30,000,000      5.6875%, 1/19/99                                   30,000,000
   35,000,000      5.6875%, 1/21/99                                   35,000,000
   12,000,000    Amsouth Bank of Alabama,
                   5.5262%, 10/9/98                                   11,993,204
    9,675,000    APTC Plastics Acquiring Co., L.L.C.,
                   5.70%, 4/1/17                                       9,675,000
                 Bankers Trust Company of New York:
   45,000,000      5.65%, 7/15/98                                     44,995,513
  177,500,000      5.605%, 2/19/99                                   177,480,184
   20,000,000      5.61625%, 2/26/99                                  19,993,555
   10,385,000    Bannockburn Associates, L.L.C.,
                   5.75%, 4/1/27                                      10,385,000
   14,360,000    Community Health System, Inc., Series A,
                   5.80%, 10/1/03                                     14,360,000
   75,000,000    CP Trust Certificates, Series 1996-2,
                   5.505%, 12/28/98                                   75,000,000
   15,510,000    Crouse Health Hospital, Inc.,
                   5.75%, 7/1/17                                      15,510,000
   25,000,000    Crozer-Keystone Health Systems,
                   5.70%, 12/15/21                                    25,000,000
    9,100,000    Eagle County, Colorado Housing Facility
                   Authority, (BC Housing L.L.C. Project),
                   Series A, 5.6562%, 6/1/27                           9,100,000
   20,000,000    Episcopal Health Services, Inc., New York,
                   5.70%, 3/1/28                                      20,000,000
   50,000,000    Ford Motor Credit Co.,
                   5.70%, 12/23/98                                    49,989,695
                 General American Life Insurance Co.:
   30,000,000      5.87%, 8/13/98                                     30,000,000
   80,000,000      5.87%, 12/31/98                                    80,000,000
   50,000,000      5.87%, 2/19/99                                     50,000,000
   47,800,000    General Motors Acceptance Corp.,
                   5.62%, medium term notes, 5/15/98                  47,800,000
   12,700,000    Genesys Michigan Health System, Inc.,
                   Series A, 5.66%, 4/1/20                            12,700,000
    8,700,000    H/M Partners, L.L.C.,
                   5.65%, 10/1/20                                      8,700,000
   50,000,000    Household Finance Corp.,
                   5.72%, medium term notes, 5/7/98                   50,000,000
Taxable Variable Rate Demand Notes - (continued)
 $ 25,000,000    Integrity Life,
                   5.87%, 3/30/99                                $    25,000,000
    9,600,000    Jackson County, Alabama Industrial
                   Development, (Beaulieu America Project),
                   5.81%, 7/1/10                                       9,600,000
   59,000,000    Los Angeles, California Community
                   Redevelopment Agency, Series A,
                   5.70%, 12/1/18                                     59,000,000
                 Merrill Lynch & Co.:
   40,000,000      5.68%, medium term notes, 11/10/98                 39,995,770
   50,000,000      5.70%, medium term notes, 11/23/98                 50,000,000
   50,000,000      5.73%, medium term notes, 12/21/98                 50,000,000
   23,300,000    New Jersey Economic Development
                   Authority Revenue, Series A,
                   5.69%, 10/1/21                                     23,300,000
   25,000,000    Rehau, Inc.,
                   5.64%, 10/1/19                                     25,000,000
   17,260,000    Rockland Financial, Ltd.,
                   5.75%, 12/1/26                                     17,260,000
                 Salomon, Inc.:
   73,000,000      5.7957%, medium term notes, due 6/2/98             73,008,049
   47,000,000      5.7275%, medium term notes, due 10/26/98           47,005,059
   35,000,000    Societe Generale,
                   5.67%, 7/31/98                                     34,997,445
   17,800,000    St. Joseph Health Systems of California,
                   Series A, 5.96%, 7/1/11                            17,800,000
   100,000,000   Standard Chartered Bank of New York,
                   5.6012%, 2/24/99                                   99,955,961
   50,000,000    Transamerica Occidental Life Insurance Co.,
                   5.6914%, 2/26/99                                   50,000,000
   5,170,000     Union City, Tennessee Industrial Development
                   Board, (Cobank Limited, L.L.C., Project),
                   5.90%, 1/1/25                                       5,170,000
   23,307,091    West Labs, Series 1998 - 1, Class A,
                   5.6562%, 2/26/99                                   23,307,091
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes
  (amortized cost $1,635,081,526)                                  1,635,081,526
--------------------------------------------------------------------------------
Certificates of Deposit - 10.3%
                 Bankers Trust Company of New York:
   20,000,000      5.96%, 12/14/98                                    20,028,282
   20,000,000      5.69%, 1/8/99                                      19,994,707
                 Canadian Imperial Bank of Commerce:
   25,000,000      5.88%, 10/14/98                                    24,992,933
   30,000,000      5.75%, 4/1/99                                      29,986,817
   50,000,000    Deutsche Bank
                   5.67%, 2/26/99                                     49,984,190
   50,000,000    National Bank of Canada
                   5.64%, 10/8/98                                     49,987,305
                 Skandinaviska Enskilda Banken:
   50,000,000      5.67%, 2/26/99                                     49,984,208
   50,000,000      5.68%, 3/2/99                                      49,979,987
   50,000,000      5.72%, 3/5/99                                      49,983,833
   25,000,000    Societe Generale
                   5.89%, 10/14/98                                    24,996,737
                 Standard Chartered Bank of New York:
   30,000,000      5.67%, 2/26/99                                     29,990,525
   25,000,000      5.68%, 3/5/99                                      24,991,913
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $424,901,437)                    424,901,437
--------------------------------------------------------------------------------
Promissory Notes - 10.6%
  240,000,000    Goldman Sachs Group, L.P., 5.6875%, 7/20/98         240,000,000
  200,000,000    Lehman Brothers, Inc., 5.7625%, 4/21/99             200,000,000
--------------------------------------------------------------------------------
Total Promissory Notes (cost $440,000,000)                           440,000,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   19

               JANUS MONEY MARKET FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Time Deposit - 4.3%
 $176,300,000    Key Bank EDT
                   5.53125%, 5/1/98 (cost $176,300,000)          $   176,300,000
--------------------------------------------------------------------------------
Put Bonds - 0.5%
   18,900,000    Bedford County, Virginia Industrial
                   Development Authority, Series 95D,
                   5.67%, 5/19/98 (cost $18,900,000)                  18,900,000
--------------------------------------------------------------------------------
Repurchase Agreements - 19.1%
  250,000,000    BZW Securities, Inc.,
                   5.66%, dated 4/30/98, maturing 5/1/98,
                   to be repurchased at $250,039,306,
                   collateralized by $6,600,000 in Sears
                   Credit Account Master Trust,
                   6.25%-8.10%, 1/15/03-06/15/04;
                   $16,000,000 in Student Loan Marketing
                   Association, 5.878%, 10/25/11;
                   $15,000,000 in Residential Funding
                   Mortgage Sec I, 6.50%, 1/25/28;
                   $5,007,850 in Prudential Home Mortgage
                   Securities, 6.22143%, 10/25/08;
                   $4,650,000 in Paine Webber Mortgage
                   Acceptance Corp., 7.46096%, 4/25/23;
                   $10,730,000 in NationsBank Credit Card
                   Master Trust, 6.45%, 4/15/03;
                   $19,250,000 in MBNA Master Credit Card
                   Trust, 5.755%-5.82625%, 8/15/05 -
                   4/15/09; $28,727,112 in Headlands
                   Mortgage Securities, Inc., 6.20%-7.25%,
                   3/25/27- 11/25/27; $34,914,000 in
                   General Motors Acceptance Corp. Grantor
                   Trust, 7.15%, 3/15/00; $500,000 in First
                   Plus Home Loan Trust, 6.80%, 3/10/12;
                   $5,000,000 in First USA Credit Card
                   Master Trust, 5.84625%, 4/10/09;
                   $68,095,000 in First Chicago Master
                   Trust II, 5.7713%-5.8863%,
                   2/15/04-11/15/04; $31,956,000 in
                   Discover Card Master Trust I,
                   5.80%-6.55%, 2/18/03-9/16/03; $8,000,000
                   in Dayton Hudson Credit Card Master
                   Trust, 6.25%, 8/25/05; $3,500,000 in
                   Copelco Capital Funding Corp., 6.27%,
                   4/20/05; $5,000,000 in Citibank Credit
                   Card Master Trust I, 5.8025%, 3/10/11;
                   $7,196,184 in CIT RV Trust, 6.35%,
                   4/15/11; $7,618,000 in Chase Manhattan
                   Grantor Trust, 6.00%, 9/17/01;
                   $5,000,000 in Chase Manhattan Auto Owner
                   Trust, 6.50%, 10/15/01; $100,000 in
                   Capita Equipment Receivable Trust,
                   5.95%, 7/15/98; $8,700,000 in CTS
                   Adjustable Rate MortgageTrust, 6.2975%,
                   5/25/26; $250,000 in American Express
                   Master Trust, 5.77625%, 8/15/02;
                   $5,000,000 in Fleet Credit Card Master
                   Trust, 6.00%, 11/15/05; $10,000,000 in
                   Advanta Equipment Receivables, 5.82%,
                   12/15/06; $2,200,000 in AT&T Universal
                   Card Master Trust, 5.715%, 4/19/04; with
                   respective values of $5,944,779,
                   $15,962,400, $14,104,860, $5,002,842,
                   $431,070, $10,824,263, $19,249,857,
                   $23,383,412, $3,947,460, $503,800,
                   $5,007,050, $68,278,047, $31,927,490,
                   $8,050,664, $3,509,632, $4,973,900,
                   $7,218,204, $1,473,828, $5,042,390,
                   $5,550, $2,641,910, $250,000,
                   $5,066,150, $9,999,400, and $2,201,042            250,000,000
Repurchase Agreements - (continued)
 $250,000,000    Deutsche Morgan Grenfell,
                   5.66%, dated 4/30/98, maturing 5/1/98,
                   to be repurchased at $250,039,306,
                   collateralized by $18,768,544 in
                   Residential Funding Mortgage Securities
                   I, 7.810714%, 3/25/28; $57,461,000 in
                   Remsen Funding Corp., 5.58%, 5/19/98;
                   $45,000,000 in Norwest Asset Securities
                   Corporation, 7.00%, 6/25/12; $35,000,000
                   in Nomura Depositor Trust, 5.905%,
                   1/15/03; $121,898,061 in Countrywide
                   Home Loans, 2.84375%-6.6125%, 2/25/28;
                   with respective values of $18,548,952,
                   $57,173,695, $37,418,366, $35,000,000,
                   and $106,858,957                                 $250,000,000
  100,000,000    J.P. Morgan and Co., Inc.,
                   5.56%, dated 4/28/98, maturing 5/5/98,
                   to be repurchased at $100,108,111,
                   collateralized by $1,000,000 in
                   Woodfield Financial 144A, 6.16406%,
                   10/13/98; $48,696,541 in PHH Corp.,
                   5.61%, 3/11/99; $45,000,000 in NJ
                   Economic Development Authority Revenue,
                   Series A, 7.425%, 2/15/29; $1,802,585 in
                   GE Capital Corp., 6.90%, 9/15/15; with
                   respective values of $1,020,500,
                   $49,067,720, $50,085,900, and $1,939,554          100,000,000
  185,000,000    NationsBank Corp.
                   5.60%, dated 4/30/98, maturing 5/1/98,
                   to be repurchased at $185,028,778,
                   collateralized by $2,702,981 in
                   Residential Funding Mortgage Securities
                   I, 6.75%, 3/25/28; $401,758,987 in
                   Mortgage Capital Funding, Inc.,
                   1.369%-7.288%, 3/20/07 -11/20/12;
                   $42,500,000 in Metropolitan Asset
                   Funding, Inc., 6.51%-6.596%, 9/20/03
                   -12/20/10; $8,000,000 in GMAC Commercial
                   Mortgage Securities Inc., 6.566%,
                   11/15/07; $38,474,000 in GE Capital
                   Mortgage Services, Inc., 6.21%-7.00%,
                   10/25/27-12/25/23; $11,000,000 in EQCC
                   Home Equity Loan Trust, 6.136%, 4/15/09;
                   $12,892,000 in Aames Mortgage Trust,
                   5.8775%, 3/15/28; with respective values
                   of $2,671,356, $75,195,113, $41,878,920,
                   $8,030,480, $37,676,731, $11,000,000,
                   and $12,247,400                                   185,000,000
--------------------------------------------------------------------------------
Total Repurchase  Agreements (cost $785,000,000)                 $   785,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,112,019,852) - 99.9%            $ 4,112,019,852
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%    $     3,791,407
--------------------------------------------------------------------------------
Net Assets - 100%                                                $ 4,115,811,259
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   20

         JANUS GOVERNMENT MONEY MARKET FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U. S. Government Agency Discount Notes - 10.9%
                 Fannie Mae:
$   2,335,000      5.37%, 9/14/98                                $     2,287,631
    4,303,000      5.37%, 9/17/98                                      4,213,781
    3,422,000      5.35%, 9/23/98                                      3,348,261
                 Federal Farm Credit Bank:
    2,000,000      5.69%, 5/20/98                                      1,993,994
    1,165,000      5.43%, 8/7/98                                       1,147,779
                 Federal Home Loan Bank System:
    2,000,000      5.28%, 11/2/98                                      1,945,733
    3,527,000      5.26%, 2/26/99                                      3,371,884
    5,000,000      5.26, 3/1/99                                        4,777,911
    2,770,000      5.24%, 3/12/99                                      2,642,995
                 Freddie Mac:
    1,000,000      5.425%, 10/30/98                                      972,574
    2,860,000      5.21%, 1/28/99                                      2,747,418
--------------------------------------------------------------------------------
Total U. S. Government Agency Discount Notes
  (amortized cost $29,449,961)                                        29,449,961
--------------------------------------------------------------------------------
U. S. Government Agency Variable Notes - 24.2%
                 Fannie Mae:
    3,000,000      5.573%, 11/9/98                                     2,999,542
    5,000,000      5.54%, 1/6/99                                       4,997,993
   10,000,000      5.395%, 2/19/99                                     9,990,519
   10,000,000      5.473%, 3/16/99                                     9,995,630
                 Federal Home Loan Bank System:
      750,000      6.00%, 6/29/98                                        750,415
    5,000,000      5.46%, 10/6/98                                      4,997,868
    3,000,000      5.523%, 12/24/98                                    2,999,026
    5,000,000      5.433%, 3/11/99                                     4,993,638
    4,000,000      5.508%, 3/26/99                                     3,998,377
    5,000,000      5.543%, 4/9/99                                      4,997,651
   15,000,000      5.00%, 5/4/99                                      14,983,800
--------------------------------------------------------------------------------
Total U. S. Government Agency Variable Notes
  (amortized cost $65,704,459)                                        65,704,459
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 15.4%
    5,000,000    Downey Savings and Loan, (FHLB)
                   5.64%, 5/18/98                                      4,986,683
    6,890,000    Kirksville College of Osteopathic, (SLMA)
                   5.50%, 5/7/98                                       6,883,684
   10,000,000    Nebraska Help, Inc., (SLMA)
                   5.52%, 5/14/98                                      9,980,067
   10,000,000    New Hampshire Higher Education Loan, (SLMA)
                   5.46%, 7/17/98                                      9,883,217
   10,000,000    USA Group Secondary Market Services, (SLMA)
                   5.47%, 5/20/98                                      9,971,131
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $41,704,782)         41,704,782
--------------------------------------------------------------------------------
Repurchase Agreements - 55.1%
  $60,000,000    CS First Boston, Inc.,
                   5.6125%, dated 4/30/98, maturing 5/1/98,
                   to be repurchased at $60,009,354,
                   collateralized by $53,175,000 in Fannie
                   Mae 6.50% - 7.00%, 9/18/11 - 3/18/26;
                   $8,825,000 in Freddie Mac 6.00%,
                   8/15/17; with respective values of
                   $52,519,175 and $8,764,784                    $    60,000,000
   28,500,000    Goldman Sachs and Co.,
                   5.49%, dated 4/30/98, maturing 5/1/98,
                   to be repurchased at $28,504,346,
                   collateralized by $28,215,000 in U.S.
                   Treasury Notes 6.125%, 8/15/07; with a
                   value of $29,070,866                               28,500,000
   16,100,000    HSBC Securities, Inc.,
                   5.57%, dated 4/30/98, maturing 5/1/98,
                   to be repurchased at $16,102,491,
                   collateralized by $16,460,000 in Freddie
                   Mac 6.08%, 5/13/98; with a value of
                   $16,425,434                                        16,100,000
   45,000,000    Morgan  Stanley,  Dean Witter,  Discover &
                   Co., 5.57%, dated 4/30/98, maturing
                   5/1/98, to be repurchased at
                   $45,006,963, collateralized by
                   $35,000,000 in Federal Home Loan
                   Mortgage Corp. - Government National
                   Mortgage Association 6.79%, 10/25/23;
                   $25,619,200 in Freddie Mac 6.95% -
                   7.00%, 1/15/24 - 1/15/27; with
                   respective values of $20,231,780 and
                   $25,989,346                                        45,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $149,600,000)                      149,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $286,459,202) - 105.6%                 286,459,202
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (5.6%)     (15,096,545)
--------------------------------------------------------------------------------
Net Assets - 100%                                                $   271,362,657
--------------------------------------------------------------------------------
FHLB - Federal Home Loan Bank of San Francisco
SLMA - Student Loan Marketing Association

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   21

         JANUS TAX-EXEMPT MONEY MARKET FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Variable Rate Demand Notes - 76.4%
--------------------------------------------------------------------------------
Alabama - 1.1%
   $1,100,000    Athens Industrial Development Board Revenue,
                   (Coilplus Income Project), 4.75%, 9/1/99      $     1,100,000
--------------------------------------------------------------------------------
Arizona - 2.6%
    1,000,000    Pinal County Industrial Development Authority
                   Hospital Revenue, (Casa Grande
                   Regional Medical Center), 4.35%, 12/1/22            1,000,000
    1,600,000    Tucson Industrial Development Authority
                   Multifamily Revenue, (Freedom Park
                   Apartments Project), 4.50%, 12/1/07                 1,600,000
--------------------------------------------------------------------------------
                                                                       2,600,000
--------------------------------------------------------------------------------
California - 8.8%
    1,000,000    California Higher Education Loan Authority, Inc.
                   Student Loan Revenue, Series A,
                   3.80%, 5/1/99                                       1,000,000
    2,900,000    Hayward Housing Authority Multifamily
                   Revenue, (Huntwood Terrace Apartments),
                   4.95%, 3/1/27                                       2,900,000
    5,000,000    Orange County Special Financing Authority
                   Teeter Plan Revenue, Series B,
                   4.50%, 11/1/14                                      5,000,000
--------------------------------------------------------------------------------
                                                                       8,900,000
--------------------------------------------------------------------------------
Colorado - 10.7%
    1,100,000    Arapahoe County Multifamily Revenue,
                   (Stratford Station Project), 4.80%, 11/1/17         1,100,000
    3,000,000    Boulder County Revenue, (National Atmospheric
                   Research Project), 8.25%, 12/1/98                   3,101,654
    4,900,000    Denver City and County Multi-Family Housing
                   Revenue, (Ogden Residences
                   Project), 4.30%, 12/1/09                            4,900,000
    1,200,000    Englewood Industrial Development Revenue,
                   (Swedish Mobility Limited Project), 4.40%
                   12/1/10                                             1,200,000
      490,000    University of Northern Colorado Revenue
                   Auxiliary Facilities Systems, 4.10%, 6/1/98           490,000
--------------------------------------------------------------------------------
                                                                      10,791,654
--------------------------------------------------------------------------------
Hawaii - 1.7%
    1,700,000    Hawaii State Housing Finance and Development
                   Corp. Revenue, (Rental Housing
                   System), Series A, 4.70%, 7/1/25                    1,700,000
--------------------------------------------------------------------------------
Illinois - 8.5%
      649,070    Franklin Park Industrial Development Revenue,
                   (A.M. Castle and Co. Project), 4.55%, 6/1/17          649,070
    1,000,000    Hoffman Estates Park District, 3.90%, 12/1/98         1,000,000
    2,000,000    Lombard Multifamily Housing, (Clover Creek
                   Apartments Project), 4.00%, 12/15/98                2,000,000
      187,500    Rosemont Industrial Development Revenue,
                   (A.M. Castle and Co. Project), 4.55%, 6/1/17          187,500
      900,000    Sauget Pollution Control Revenue, (Monsanto
                   Co. Project), 4.20%, 5/1/28                           900,000
    3,900,000    Wood Dale Industrial Development Revenue,
                   (Nippon Express USA, Inc. Project),
                   4.70%, 6/1/00                                       3,900,000
--------------------------------------------------------------------------------
                                                                       8,636,570
--------------------------------------------------------------------------------
Iowa - 3.3%
    3,300,000    Muscatine County Pollution Control Revenue,
                   (Monsanto Co. Project), 4.20%, 10/1/07              3,300,000
--------------------------------------------------------------------------------
Kansas - 2.3%
    1,045,000    Shawnee Industrial Revenue, (Shawnee Village
                   Association), 4.45%, 12/1/09                        1,045,000
    1,300,000    Wichita Revenue, (CSJ Health Systems Wichita),
                   4.70%, 10/1/02                                      1,300,000
--------------------------------------------------------------------------------
                                                                       2,345,000
--------------------------------------------------------------------------------
Michigan - 5.1%
    5,200,000    Holland Economic Development Corp.,
                   (Thrifty Holland, Inc.), 4.35%, 3/1/13              5,200,000
--------------------------------------------------------------------------------
Minnesota - 4.4%
   $2,800,000    Golden Valley Industrial Development
                   Revenue, (Unicare Homes, Inc. Project),
                   4.25%,9/1/14                                  $     2,800,000
      500,000    New Brighton Industrial Development
                   Revenue, (Unicare Homes, Inc. Project),
                   4.25%, 12/1/14                                        500,000
    1,200,000    Robbinsdale Industrial Development
                   Revenue, (Unicare Homes, Inc. Project),
                   4.25%, 10/1/14                                      1,200,000
--------------------------------------------------------------------------------
                                                                       4,500,000
--------------------------------------------------------------------------------
Missouri - 1.6%
      973,000    Kansas City Industrial Development Authority
                   Revenue, (A.M. Castle and Co. Project),
                   4.55%, 6/1/10                                         973,000
      600,000    West Plains Industrial Development Authority
                   Revenue, (West Plains Manor Project),
                   4.30%, 11/1/10                                        600,000
--------------------------------------------------------------------------------
                                                                       1,573,000
--------------------------------------------------------------------------------
Nebraska - 1.8%
    1,825,000    Hamilton County Industrial Development
                   Revenue, (The Iams Co. Project), 4.15%,
                   7/1/05                                              1,825,000
--------------------------------------------------------------------------------
New York - 2.7%
    2,700,000    New York State Dormitory Authority Revenue,
                   (St. Francis Center at the Knolls), 4.30%,
                   7/1/23                                              2,700,000
--------------------------------------------------------------------------------
North Carolina - 2.5%
      500,000    Cumberland County Industrial Facilities and
                   Pollution Control Financing Authority
                   Revenue, (Monsanto Co. Project),
                   4.10%, 10/1/14                                        500,000
    2,000,000    Wake County Industrial Facilities and Pollution
                   Control Financing Authority Revenue,
                   (Carolina Power and Light Co.), Series B,
                   4.90%, 9/1/15                                       2,000,000
--------------------------------------------------------------------------------
                                                                       2,500,000
--------------------------------------------------------------------------------
Ohio - 7.5%
    5,300,000    Cuyahoga County Hospital Revenue, (University
                   Hospitals - Cleveland), 4.60%, 1/1/16               5,300,000
    1,700,000    Hamilton  County Health  Systems  Revenue,
                   (Franciscan  Sisters of the Poor),  Series
                   A, 4.60%, 3/1/17                                    1,700,000
      590,000    Ohio State Industrial Development Revenue,
                   (A.M. Castle and Co. Project), 4.55%, 12/1/06         590,000
--------------------------------------------------------------------------------
                                                                       7,590,000
--------------------------------------------------------------------------------
Oklahoma - 3.6%
      800,000    Oklahoma City Industrial and Cultural Facilities
                   Trust Revenue, (Oklahoma Christian
                   College), 4.724%, 7/1/15                              800,000
    2,840,000    Tulsa County Home Financing Authority
                   Multifamily Housing Revenue, (Greenbriar
                   Project), Series B, 4.25%, 3/15/05                  2,840,000
--------------------------------------------------------------------------------
                                                                       3,640,000
--------------------------------------------------------------------------------
Pennsylvania - 6.5%
    1,000,000    Allegheny County Hospital Development
                   Authority Revenue, (South Hills Health
                   System), 4.25%, 4/1/99                              1,004,420
    1,000,000    Dauphin County General Authority, (Allied
                   Health Pooled Financing Program), Series B,
                   4.30%, 10/1/27                                      1,000,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   22

         JANUS TAX-EXEMPT MONEY MARKET FUND April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Pennsylvania - (continued)
   $1,260,000    Lancaster County Hospital Authority Revenue,
                   (Lancaster General Hospital Project),
                   3.70%, 7/1/98                                 $     1,260,000
    1,000,000    Pennsylvania State Higher Educational
                   Facilities Authority Revenue, (CICU Financing
                   Program), Series B1, 4.50%, 11/1/98                 1,003,047
    1,000,000    Somerset County Hospital Authority Revenue,
                   (Somerset County Hospital Project),
                   Series A, 3.625%, 3/1/22                            1,000,000
    1,300,000    Venango Industrial Development Authority,
                   (Pennzoil Co. Project), 4.30%, 12/1/12              1,300,000
--------------------------------------------------------------------------------
                                                                       6,567,467
--------------------------------------------------------------------------------
Tennessee - 0.2%
      200,000    Hamilton County Industrial Development
                   Revenue, (Komatsu America Manufacturing
                   Project), 4.70%, 11/1/05                              200,000
--------------------------------------------------------------------------------
Texas - 1.5%
      200,000    Metropolitan Higher Education Authority,
                   (University of Dallas Project),
                   4.80%, 12/1/04                                        200,000
    1,300,000    Texas State Department of Housing and
                   Community Affairs Multifamily Revenue,
                   (Remington Hill), Series B, 4.20%, 2/1/23           1,300,000
--------------------------------------------------------------------------------
                                                                       1,500,000
--------------------------------------------------------------------------------
Total Variable Rate Demand Notes (amortized cost $77,168,691)         77,168,691
--------------------------------------------------------------------------------
Bond Anticipation Notes - 1.0%
    1,000,000    Fall River, Massachusetts
                   4.25%, 8/14/98 (amortized cost $1,000,966)          1,000,966
--------------------------------------------------------------------------------
General Obligation Notes - 21.7%
    2,430,000    Colorado Housing Finance Authority (Single
                   Family Residential), Series A, 3.75%, 9/1/98        2,430,000
      840,000    Harris County Health Facilities and
                   Development Corp. Revenue, (School Health
                   Care Systems), Series B, 4.00%, 7/1/98                840,059
      795,000    Longview, Texas, 3.70%, 6/1/98                          795,000
                 Mississippi State Board of Trustees of
                   Institutions of Higher Learning, Series A:
      955,000      3.95%, 11/15/98                                       955,000
      925,000      3.90%, 4/1/99                                         925,000
      200,000    Missouri State Health and Educational
                   Facilities Authority Revenue, (St. Louis
                   University Project), 4.35%, 12/1/05                   200,000
                 Missouri State Health and Educational
                   Facilities Authority School District Advance
                   Funding Program:
      705,000      (Camdenton School District), Series C,
                   4.50%, 9/14/98                                        706,510
    1,240,000      (Windsor C-1 School District), Series O,
                   4.50%, 9/14/98                                      1,242,655
      400,000    Navajo County University School District
                   No. 10, (Show Low), Series A, 4.25%, 7/1/98           400,224
      745,000    New Castle Area Hospital Authority Revenue,
                   (Jameson Memorial Hospital), 3.95%, 7/1/98            744,936
General Obligation Notes - (continued)
   $2,235,000    North Central Texas Health Facility
                   Development Corp. Revenue, (Presbyterian
                   Healthcare), Series A, 6.125%, 6/1/98         $     2,239,092
    1,650,000    North Slope, Series G, 8.35%, 6/30/98                 1,661,778
    6,400,000    Texas State, Series A, 4.75%, 8/31/98                 6,422,416
    1,385,000    University of Southern Alabama Hospital
                   and Auxiliary Revenue Certificates, 3.85%,          1,385,000
                   8/1/98
    1,000,000    Weslaco Health Facilities, (Knapp Medical
                   Center Project), Series B, 10.375%, 6/1/98          1,005,997
--------------------------------------------------------------------------------
Total General Obligation Notes (amortized cost $21,953,667)           21,953,667
--------------------------------------------------------------------------------
Put Bonds - 2.0%
    1,000,000    Dove Valley Metropolitan District Arapahoe
                   County, Series B, 4.05%, 11/1/98                    1,000,000
    1,000,000    Interstate South Metropolitan District,
                   Series B, 4.05%, 11/1/98                            1,000,000
--------------------------------------------------------------------------------
Total Put Bonds (amortized cost $2,000,000)                            2,000,000
--------------------------------------------------------------------------------
Tax and Revenue Anticipation Notes - 1.0%
    1,000,000    Campbell County, Wyoming School
                   District No. 1 Gillette, Tax Anticipation
                   Warrants, 4.15%, 6/29/98
                   (amortized cost $1,000,389)                         1,000,389
--------------------------------------------------------------------------------
Total Investments (total cost  $103,123,713) - 102.1%                103,123,713
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.1%)      (2,163,653)
--------------------------------------------------------------------------------
Net Assets - 100%                                                $   100,960,060
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   23

                     STATEMENTS OF OPERATIONS - BOND FUNDS

                                                                                    Janus            Janus
                                                  Janus            Janus           Federal        Short-Term
For the six months ended April 30, 1998,    Flexible Income     High-Yield        Tax-Exempt         Bond
 (unaudited) (all numbers in thousands)           Fund             Fund             Fund             Fund
-----------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                      $ 30,247         $ 17,083         $  1,849         $  2,497
  Dividends                                          569              219               --               --
-----------------------------------------------------------------------------------------------------------
                                                  30,816           17,302            1,849            2,497
-----------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                    2,352            1,395              205              231
  Transfer agent fees and expenses                   804              367               74               88
  Registration fees                                   85              103               29               17
  Postage and mailing expenses                        39               14                3                7
  Custodian fees                                      49               35               15               14
  Printing expenses                                   22               19                2                6
  Audit fees                                           8               13               12                6
  Trustees' fees and expenses                          7                1                3                1
  Other expenses                                      15                9                5                6
-----------------------------------------------------------------------------------------------------------
Total Expenses                                     3,381            1,956              348              376
-----------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                            (170)             (86)             (13)              (8)
-----------------------------------------------------------------------------------------------------------
Net Expenses                                       3,211            1,870              335              368
-----------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                    --               --            (113)            (137)
-----------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement           3,211            1,870              222              231
-----------------------------------------------------------------------------------------------------------
Net Investment Income                             27,605           15,432            1,627            2,266
-----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized
 Gain/(Loss) on Investments:
  Net realized gain/(loss) from
   securities transactions                        14,120           11,390              577              152
  Net realized gain/(loss) from
   foreign currency                                  149            (294)               --               --
  Net realized gain/(loss) from
   futures or options contracts                    (165)               --            (106)               --
  Change in net unrealized appreciation
   or depreciation of investments                  2,458            1,290            (263)            (330)
-----------------------------------------------------------------------------------------------------------
Net Gain/(Loss) on Investments                    16,562           12,386              208            (178)
-----------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                      $ 44,167         $ 27,818         $  1,835         $  2,088
===========================================================================================================

An Explanation of the Statement of Operations
     This financial statement details the funds' income, expenses, gains and losses on securities and currency transactions and from appreciation or depreciation of portfolio holdings. The first section in this statement, called "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the portfolio.
     The next section reports the expenses and expense offsets incurred by the funds, including the advisory fee paid to the investment adviser, the transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses to investors.
     The last section lists the increase or decrease in the value of securities held in the funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. Unrealized gain (or loss) refers to the change in net appreciation or depreciation of the funds' portfolios during the period. This figure is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

See Notes to Financial Statements.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   24

               STATEMENTS OF ASSETS AND LIABILITIES - BOND FUNDS

                                                                               Janus            Janus
As of April 30, 1998, (unaudited)               Janus           Janus         Federal         Short-Term
(all numbers in thousands except           Flexible Income   High-Yield      Tax-Exempt         Bond
net asset value per share)                      Fund            Fund            Fund            Fund
------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                         $823,488        $377,561        $ 69,110        $ 84,154
======================================================================================================
  Investments at value                        $849,775        $385,056        $ 70,330        $ 84,232
  Cash                                           2,430              --             144              98
  Receivables:
    Investments sold                            30,840          65,045              --              --
    Fund shares sold                             1,286           4,423             405             296
    Dividends                                       --              99              --              --
    Interest                                    16,508           7,200           1,277           1,534
    Due from advisor                                --              --              27              20
  Other assets                                       1               1              --              --
------------------------------------------------------------------------------------------------------
Total Assets                                   900,840         461,824          72,183          86,180
------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to custodian                                --           1,868              --              --
    Investments purchased                       26,347          36,999             800           1,093
    Fund shares repurchased                      1,260           1,119              71             345
    Dividends                                      605             258              46              47
    Advisory fee                                   419             255              36              44
    Transfer agent fee                             137              70              12              18
  Accrued expenses                                 138              95              33              29
  Variation margin - futures contracts              --              --              16              --
  Forward currency contracts                       168              --              --              --
------------------------------------------------------------------------------------------------------
Total Liabilities                               29,074          40,664           1,014           1,576
------------------------------------------------------------------------------------------------------
Net Assets                                    $871,766        $421,160        $ 71,169        $ 84,604
Shares Outstanding, $0.01 Par Value
 (unlimited shares authorized)                  87,090          36,058           9,980          29,228
======================================================================================================
Net Asset Value Per Share                     $  10.01        $  11.68        $   7.13        $   2.89
======================================================================================================

An Explanation of the Statement of Assets and Liabilities
     This financial statement is often referred to as the "balance sheet." It lists the assets and liabilities of a fund on the last day of the fiscal period.
     The funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared on stocks owned but not yet received, and the receivable for fund shares sold to investors but not yet settled. The funds' liabilities include payables for securities purchased but not yet settled, fund shares redeemed but not yet paid, and expenses owed but not yet paid.
     The last line of this schedule reports the funds' net asset value (NAV) per share on the last day of the fiscal period. The NAV is calculated by dividing the funds' net assets (assets minus liabilities) by the number of shares outstanding.

See Notes to Financial Statements.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   25

                STATEMENTS OF CHANGES IN NET ASSETS - BOND FUNDS

For the six months ended April 30, 1998,
(unaudited) and the fiscal year                       Janus                  Janus                 Janus                 Janus
or period ended October 31, 1997,               Flexible Income           High-Yield        Federal Tax-Exempt     Short-Term Bond
(all numbers in thousands)                            Fund                   Fund                  Fund                  Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                  1998        1997       1998       1997       1998       1997       1998      1997
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                      $  27,605  $   46,577  $  15,432  $  22,505  $   1,627  $   2,680  $   2,266  $  2,920
  Net realized gain from
   investment transactions                      14,104      14,875     11,096     16,424        471        198        152       407
  Change in unrealized net appreciation
   or depreciation of investments                2,458      11,115      1,290      2,641      (263)      1,009      (330)      128
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets
 Resulting from Operations                      44,167      72,567     27,818     41,570      1,835      3,887      2,088     3,455
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                      (27,606)    (46,546)   (15,089)   (22,392)    (1,627)    (2,680)    (2,203)   (2,920)
  Net realized gain from
   investment transactions                    (15,666)     (1,192)   (16,609)    (2,396)         --         --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions (43,272)    (47,738)   (31,698)   (24,788)    (1,627)    (2,680)    (2,203)   (2,920)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                  244,770     350,811    298,859    446,508     32,153     45,594     55,287    60,336
  Reinvested dividends and distributions        37,455      40,664     27,885     22,048      1,338      2,247      2,002     2,720
  Shares repurchased                         (138,455)   (292,858)  (203,126)  (394,849)   (24,585)   (31,851)   (30,478)  (46,467)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
 Capital Share Transactions                    143,770      98,617    123,618     73,707      8,906     15,990     26,811    16,589
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets          144,665     123,446    119,738     90,489      9,114     17,197     26,696    17,124
Net Assets:
  Beginning of period                          727,101     603,655    301,422    210,933     62,055     44,858     57,908    40,784
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                              $ 871,766  $  727,101  $ 421,160  $ 301,422  $  71,169  $  62,055  $  84,604  $ 57,908
===================================================================================================================================
Net Assets Consist of:
  Capital (par value and paid-in surplus)*   $ 831,462  $  687,691  $ 402,297  $ 278,679  $  70,947  $  62,041  $  87,139  $ 60,328
  Undistributed net investment income*             610         610        486        142         --         --         64         1
  Undistributed net realized gain/(loss)
   from investments*                            13,571      15,135     10,881     16,395       (980)    (1,451)    (2,677)   (2,829)
  Unrealized appreciation/(depreciation)
   of investments                               26,123      23,665      7,496      6,206      1,202      1,465         78       408
-----------------------------------------------------------------------------------------------------------------------------------
                                             $ 871,766  $  727,101  $ 421,160  $ 301,422  $  71,169  $  62,055  $  84,604  $ 57,908
===================================================================================================================================
Transactions in Fund Shares:
  Shares sold                                   24,457      36,058     25,566     39,057      4,445      6,489     19,065    20,891
  Reinvested distributions                       3,766       4,173      2,425      1,928        186        320        691       942
-----------------------------------------------------------------------------------------------------------------------------------
Total                                           28,223      40,231     27,991     40,985      4,631      6,809     19,756    21,833
-----------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                            (13,839)    (30,105)   (17,404)   (34,479)    (3,406)    (4,535)   (10,508)  (16,092)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares          14,384      10,126     10,587      6,506      1,225      2,274      9,248     5,741
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period          72,706      62,580     25,471     18,965      8,755      6,481     19,980    14,239
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                87,090      72,706     36,058     25,471      9,980      8,755     29,228    19,980
===================================================================================================================================
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                    $ 730,657  $1,015,048  $ 831,832  $ 990,668  $  75,384  $ 160,242  $  49,922  $ 57,906
  Proceeds from sales of securities            566,105     976,235    746,211    931,662     63,454    150,332     33,040    48,107
  Purchases of long-term
   U.S. government obligations                  72,095     302,415     25,524     24,923     25,207     10,028      9,779    17,687
  Proceeds from sales of long-term
   U.S. government obligations                  98,117     260,655     25,662     25,205     28,292      7,045      5,859    10,416
===================================================================================================================================

*See Note 3 in Notes to Financial Statements.

An Explanation of the Statement of Changes in Net Assets
     This financial statement reports the increase or decrease in the funds' net assets during the reporting period. Changes in the funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This schedule is of importance to investors because it shows exactly what caused the funds' asset size to change during the period. Investors can use this information to determine if the funds' growth was a result of operations or an increase in the number of shares being purchased.
     The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the funds' investment performance. The funds' net assets will also change as a result of dividend and capital gain distributions to investors. If investors receive their dividends in cash, money is taken out of the fund to pay the distribution. If investors reinvest their dividends, the funds' net assets will not be affected. If you compare each fund's "Net decrease from dividends and distributions" to the
"Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each fund's net assets. This is because the majority of Janus investors reinvest their distributions.
     The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to a fund through purchases or withdraw via redemptions. The fund's net assets will increase and decrease in value as investors purchase and redeem shares from a fund.
     The section titled "Net Assets Consist of" breaks down the components of the funds' net assets. Because funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

See Notes to Financial Statements.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   26

                       FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding during the six months
ended April 30, 1998, (unaudited)                                          Janus Flexible Income Fund
and the fiscal year or period ended October 31     1998          1997          1996          1995          1994          1993
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   10.00     $    9.65     $    9.55     $    8.96     $   10.03     $    9.26
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .33           .69           .73           .72           .74           .77
  Net gains or (losses) on securities
   (both realized and unrealized)                     .22           .37           .10           .59         (.86)           .79
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .55          1.06           .83          1.31         (.12)          1.56
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)            (.34)         (.69)         (.73)         (.72)         (.72)         (.77)
  Distributions (from capital gains)                (.20)         (.02)            --            --         (.23)         (.02)
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.54)         (.71)         (.73)         (.72)         (.95)         (.79)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   10.01     $   10.00     $    9.65     $    9.55     $    8.96     $   10.03
===============================================================================================================================
Total Return*                                       5.69%        11.48%         9.01%        15.35%       (1.26%)        17.48%
===============================================================================================================================
Net Assets, End of Period (in thousands)        $ 871,766     $ 727,101     $ 603,655     $ 580,359     $ 377,345     $ 473,116
Average Net Assets for the Period
 (in thousands)                                 $ 807,851     $ 656,422     $ 603,694     $ 450,001     $ 428,962     $ 337,568
Ratio of Gross Expenses to
 Average Net Assets**                               0.84%         0.87%         0.88%         0.96%            NA            NA
Ratio of Net Expenses to
 Average Net Assets**                               0.80%         0.86%         0.87%         0.96%         0.93%      1.00%(3)
Ratio of Net Investment Income to
 Average Net Assets**                               6.89%         7.10%         7.60%         7.91%         7.75%         7.96%
Portfolio Turnover Rate**                            177%          207%          214%          250%          137%          201%
-------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six months
ended April 30, 1998, (unaudited)                                         Janus Federal Tax-Exempt Fund
and the fiscal year or period ended October 31     1998          1997          1996          1995          1994        1993(1)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    7.09     $    6.92     $    6.88     $    6.45     $    7.30     $    7.00
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .17           .35           .36           .36           .36           .14
  Net gains or (losses) on securities
   (both realized and unrealized)                     .04           .17           .04           .43         (.83)           .30
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .21           .52           .40           .79         (.47)           .44
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)            (.17)         (.35)         (.36)         (.36)         (.36)         (.14)
  Distributions (from capital gains)                   --            --            --            --         (.02)            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.17)         (.35)         (.36)         (.36)         (.38)         (.14)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    7.13     $    7.09     $    6.92     $    6.88     $    6.45     $    7.30
===============================================================================================================================
Total Return*                                       2.94%         7.72%         5.94%        12.60%       (6.62%)        6.33%*
===============================================================================================================================
Net Assets, End of Period (in thousands)        $  71,169     $  62,055     $  44,858     $  32,593     $  26,464     $  27,331
Average Net Assets for the Period
 (in thousands)                                 $  68,751     $  53,574     $  36,312     $  29,318     $  28,384     $  16,038
Ratio of Gross Expenses to
 Average Net Assets**                            0.69%(4)      0.66%(4)      0.68%(4)      0.70%(4)            NA            NA
Ratio of Net Expenses to
 Average Net Assets**                               0.65%         0.65%         0.65%         0.65%      0.65%(4)      0.75%(4)
Ratio of Net Investment Income to
 Average Net Assets**                               4.77%         5.00%         5.18%         5.43%         5.20%         4.58%
Portfolio Turnover Rate**                            282%          304%          225%          164%          160%          124%
-------------------------------------------------------------------------------------------------------------------------------

For a share outstanding during the six months
ended April 30, 1998, (unaudited)                       Janus High-Yield Fund
and the fiscal year or period ended October 31      1998         1997        1996(2)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $   11.83    $   11.12     $   10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                .46          .97           .80
  Net gains or (losses) on securities
 (both realized and unrealized)                        .40          .82          1.12
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       .86         1.79          1.92
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)             (.45)        (.97)         (.80)
  Distributions (from capital gains)                 (.56)        (.11)            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.01)       (1.08)         (.80)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $   11.68    $   11.83     $   11.12
===============================================================================================================================
Total Return*                                        7.65%       16.94%        19.71%
===============================================================================================================================
Net Assets, End of Period (in thousands)         $ 421,160    $ 301,422     $ 210,933
Average Net Assets for the Period
 (in thousands)                                  $ 386,596    $ 266,213     $  88,126
Ratio of Gross Expenses to
 Average Net Assets**                                1.02%     1.03%(5)      1.01%(5)
Ratio of Net Expenses to
 Average Net Assets**                                0.98%        1.00%         1.00%
Ratio of Net Investment Income to
 Average Net Assets**                                8.05%        8.45%         9.00%
Portfolio Turnover Rate**                             434%         404%          324%
-------------------------------------------------------------------------------------------------------------------------------

(1) Fiscal period from May 3, 1993, (inception) to October 31, 1993
(2) Fiscal period from December 29, 1995, (inception) to October 31, 1996
(3) The ratio was 1.01% in 1993 before voluntary waiver of certain fees incurred by the Fund.
(4) The ratio was 1.02% in 1998,  1.11% in 1997,  1.14% in 1996,  1.31% in 1995,
    1.41% in 1994 and 1.60% in 1993 before voluntary waiver of certain fees incurred by the Fund.
(5) The ratio was 1.04% in 1997 and 1.18% in 1996 before voluntary waiver of certain fees incurred by the Fund.
*Total return not annualized for periods of less than one year
**Annualized for periods less than one year
NA - Disclosure not required for prior periods

See Notes to Financial Statements.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   27

                       FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding during the six months
ended April 30, 1998, (unaudited)                                          Janus Short-Term Bond Fund
and the fiscal year or period ended October 31     1998          1997          1996          1995          1994          1993
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $    2.90     $    2.86     $    2.84     $    2.87     $    3.02     $    2.98
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                               .09           .17           .16           .18           .18           .14
  Net gains or (losses) on securities
  (both realized and unrealized)                    (.01)           .04           .02          (.03)         (.15)          .04
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .08           .21           .18           .15           .03           .18
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)            (.09)         (.17)         (.16)         (.18)         (.17)         (.14)
  Distributions (from capital gains)                   --            --            --            --         (.01)            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.09)         (.17)         (.16)         (.18)         (.18)         (.14)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $    2.89     $    2.90     $    2.86     $    2.84     $    2.87     $    3.02
===============================================================================================================================
Total Return*                                       3.07%         7.70%         6.49%         5.55%         1.26%         6.17%
===============================================================================================================================
Net Assets, End of Period (in thousands)        $  84,604     $  57,908     $  40,784     $  48,117     $  54,285     $  76,096
Average Net Assets for the Period
 (in thousands)                                 $  71,655     $  48,421     $  42,203     $  47,383     $  59,584     $  36,794
Ratio of Gross Expenses to
 Average Net Assets**                            0.67%(1)      0.67%(1)      0.67%(1)      0.66%(1)            NA            NA
Ratio of Net Expenses to
 average Net Assets**                               0.65%         0.65%         0.65%         0.65%      0.65%(1)      0.83%(1)
Ratio of Net Investment income to
 Average Net Assets**                               6.38%         6.03%         5.57%         6.67%         6.08%         4.86%
Portfolio Turnover Rate**                            118%          133%          486%          337%          346%          372%
-------------------------------------------------------------------------------------------------------------------------------

(1) The ratio was 1.06% in 1998,  1.20% in 1997,  1.23% in 1996,  1.23% in 1995,
    1.15% in 1994, and 1.40% in 1993 before voluntary waiver of certain fees incurred by the Fund.
*Total return not annualized for periods of less than one year
**Annualized for periods less than one year
NA - Disclosure not required for prior periods

An Explanation of the Financial Highlights
     This schedule provides a per-share breakdown of the components that affect the funds' NAV for the current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.
     The first line in the table reflects the funds' NAV per share at the beginning of the fiscal period. The next line reports the funds' net investment income per share, which comprises dividends and interest income earned on securities held by a fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the fiscal period.
     Also included in the Financial Highlights is the funds' expense ratio, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.
     The funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions and cash balances earning interest or balance credits with the funds' custodian and transfer agent bank accounts. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets, along with any expense reimbursements.
     Expense ratios prior to any expense offset are part of disclosure requirements imposed in 1996. Years prior to 1995 do not reflect this information.
     The next line reports the ratio of net investment income, which is the income earned divided by the average net assets of the funds during the reporting period. Don't confuse this ratio with a fund's yield. The net investment income ratio is not a true measure of a fund's yield because it doesn't take into account the dividends distributed to a fund's investors.
     The next ratio provided in this table is the portfolio turnover rate, which measures the amount of buying and selling activity in the funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of a fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate would mean that an amount equal to the value of the portfolio is sold in an average of six months.

See Notes to Financial Statements.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   28

                 STATEMENTS OF OPERATIONS - MONEY MARKET FUNDS

                                                              Janus      Janus
                                                   Janus   Government Tax-Exempt
                                                   Money      Money      Money
For the six months ended April 30, 1998,           Marke      Market     Market
(unaudited) (all numbers in thousands)              Fund       Fund       Fund
--------------------------------------------------------------------------------
Investment Income:
  Interest                                        $128,548   $  5,730   $  1,824
--------------------------------------------------------------------------------
                                                   128,548      5,730      1,824
--------------------------------------------------------------------------------
Expenses:
  Advisory fee for investor shares                     513         66         43
  Advisory fee for institutional shares              1,708         35          5
  Advisory fee for service shares                        7         --         --
  Administrative fee for investor shares             2,566        329        215
  Administrative fee for institutional shares          854         18          3
  Adminstrative fee for service shares                   4         --         --
  Service fee for service shares                        18          1         --
  Audit fees                                             7          4          4
  Trustees' fees and expenses                           32          2         --
--------------------------------------------------------------------------------
Total Expenses                                       5,709        455        270
--------------------------------------------------------------------------------
Net Investment Income                              122,839      5,275      1,554
--------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from
   investment transactions                              65          2         15
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
 from Operations                                  $122,904   $  5,277   $  1,569
================================================================================

           STATEMENTS OF ASSETS AND LIABILITIES - MONEY MARKET FUNDS

                                                             Janus       Janus
                                                Janus     Government  Tax-Exempt
As of April 30, 1998, (unaudited)               Money        Money       Money
(all numbers in thousands                       Market       Market      Market
except net asset value)                          Fund         Fund        Fund
--------------------------------------------------------------------------------
Assets:
  Investments at amortized cost               $4,112,020    $286,459    $103,124
  Cash                                                13          35          52
  Receivables:
    Investments sold                                  --          --       4,201
    Fund shares sold                               4,569         431         110
    Interest                                      17,109         375       1,035
--------------------------------------------------------------------------------
Total Assets                                   4,133,711     287,300     108,522
--------------------------------------------------------------------------------
Liabilities:
  Payables
    Investments purchased                             --      14,984       7,206
    Fund shares repurchased                        7,399         738         294
    Dividends and distributions                    9,583         131          13
    Advisory fees                                    363          21           9
    Administrative fees                              543          60          37
    Service fees                                       4          --          --
    Audit fees                                         6           3           3
    Trustees' fees and expenses                        2          --          --
--------------------------------------------------------------------------------
Total Liabilities                                 17,900      15,937       7,562
--------------------------------------------------------------------------------
Net Assets                                    $4,115,811    $271,363    $100,960
Shares Outstanding, $0.01 Par Value
 (unlimited shares authorized)                 4,115,779     271,361     100,945
--------------------------------------------------------------------------------
Net Asset Value Per Share                     $     1.00    $   1.00    $   1.00
================================================================================

See Notes to Financial Statements.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   29

            STATEMENTS OF CHANGES IN NET ASSETS - MONEY MARKET FUNDS

For the six months ended April 30, 1998, (unaudited)        Janus                   Janus Government          Janus Tax-Exempt
and the fiscal year or period ended October 31, 1997     Money Market                 Money Market              Money Market
(all numbers in thousands)                                   Fund                         Fund                      Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                         1998         1997(1)         1998      1997(1)         1998      1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                          $    122,839    $    185,899    $   5,275    $   9,234        1,554    $   2,511
  Net realized gain/(loss)
   from investment transactions                            65              98            2            8           15          (2)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in
 Net Assets Resulting from Operations                 122,904         185,997        5,277        9,242        1,569        2,509
---------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor shares                                  (26,522)        (44,924)      (3,333)      (6,112)      (1,359)      (2,384)
    Institutional shares                             (95,928)       (140,928)      (1,930)      (3,063)        (194)        (125)
    Service shares                                      (389)            (47)         (12)         (60)          (1)           --
  Net realized gain from
   investment transactions:
    Investor shares                                       (8)            (22)           --          (5)           --           --
    Institutional shares                                 (25)            (76)           --          (2)           --           --
    Service shares                                         --              --           --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions       (122,872)       (185,997)      (5,275)      (9,242)      (1,554)      (2,509)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor shares                                 3,068,525       4,205,232      173,470      250,916      196,905      244,419
    Institutional shares                           39,863,802      57,798,535      387,979      671,494       67,192       37,249
    Service shares                                    113,436          17,775          618        2,557          345           10
  Reinvested dividends and distributions:
    Investor shares                                    24,526          42,784        3,122        5,901        1,278        2,281
    Institutional shares                               28,643          32,270        1,342        2,569          168          113
    Service shares                                        385              47           12           32            1           --
  Shares repurchased:
    Investor shares                               (3,186,859)     (3,989,256)    (175,661)    (242,091)    (195,304)    (240,069)
    Institutional shares                         (39,516,076)    (56,765,454)    (287,400)    (697,778)     (54,157)     (35,750)
    Service shares                                   (94,552)         (7,481)        (658)      (1,961)        (321)           --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
 Capital Share Transactions                           301,830       1,334,452      102,824      (8,361)       16,107        8,253
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                 301,862       1,334,452      102,826      (8,361)       16,122        8,253
Net Assets:
  Beginning of Period                               3,813,949       2,479,497      168,537      176,898       84,838       76,585
---------------------------------------------------------------------------------------------------------------------------------
  End of Period                                  $  4,115,811    $  3,813,949    $ 271,363    $ 168,537    $ 100,960    $  84,838
=================================================================================================================================
Net Assets Consist of:
  Capital (par value and paid-in surplus)        $  4,115,779    $  3,813,949    $ 271,361    $ 168,537    $ 100,945    $  84,838
  Undistributed net realized gain/(loss)
   from investments                                        32              --            2           --           15           --
---------------------------------------------------------------------------------------------------------------------------------
                                                 $  4,115,811    $  3,813,949    $ 271,363    $ 168,537    $ 100,960    $  84,838
=================================================================================================================================
Transactions in Fund Shares - Investor Shares:
  Shares sold                                       3,068,525       4,205,232      173,470      250,916      196,905      244,419
  Reinvested dividends and distributions               24,526          42,784        3,122        5,901        1,278        2,281
---------------------------------------------------------------------------------------------------------------------------------
Total                                               3,093,051       4,248,016      176,592      256,817      198,183      246,700
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                (3,186,859)     (3,989,256)    (175,661)    (242,091)    (195,304)    (240,069)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares               (93,808)         258,760          931       14,726        2,879        6,631
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period              1,032,647         773,887      132,134      117,408       81,269       74,638
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                      938,839       1,032,647      133,065      132,134       84,148       81,269
=================================================================================================================================
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                      39,863,802      57,798,535      387,979      671,494       67,192       37,249
  Reinvested dividends and distributions               28,643          32,270        1,342        2,569          168          113
---------------------------------------------------------------------------------------------------------------------------------
Total                                              39,892,445      57,830,805      389,321      674,063       67,360       37,362
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                               (39,516,076)    (56,765,454)    (287,400)    (697,778)     (54,157)     (35,750)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares                376,369       1,065,351      101,921     (23,715)       13,203        1,612
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period              2,770,961       1,705,610       35,775       59,490        3,559        1,947
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                    3,147,330       2,770,961      137,696       35,775       16,762        3,559
=================================================================================================================================
Transactions in Fund Shares - Service Shares:
  Shares sold                                         113,436          17,775          618        2,557          345           10
  Reinvested dividends and distributions                  385              47           12           32            1           --
---------------------------------------------------------------------------------------------------------------------------------
Total                                                 113,821          17,822          630        2,589          346           10
---------------------------------------------------------------------------------------------------------------------------------
Shares Repurchased                                   (94,552)         (7,481)        (658)      (1,961)        (321)           --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Fund Shares                 19,269          10,341          (28)         628           25           10
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding Beginning of Period                 10,341              --          628           --           10           --
---------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding End of Period                       29,610          10,341          600          628           35           10
=================================================================================================================================

(1) Fiscal period November 22, 1996, (inception) to October 31, 1997, for Service Shares

See Notes to Financial Statements.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   30

                   FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS


For a share outstanding during the six months
ended April 30, 1998, (unaudited)                                           Janus
or through the fiscal year                                               Money Market
or period ended October 31                                                   Fund
-------------------------------------------------------------------------------------------------------------
Investor Shares                                   1998               1997             1996            1995(1)
-------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $     1.00         $     1.00         $   1.00         $   1.00
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .03                .05              .05              .04
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .03                .05              .05              .04
-------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.03)              (.05)            (.05)            (.04)
-------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.03)              (.05)            (.05)            (.04)
-------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $     1.00         $     1.00         $   1.00         $   1.00
=============================================================================================================
Total Return*                                      2.56%              5.23%            5.13%            3.95%
=============================================================================================================
Net Assets at End of Period (in thousands)    $  938,846         $1,032,647         $773,887         $643,219
Average Net Assets for the Period
 (in thousands)                               $1,034,362         $  883,052         $676,334         $461,311
Ratio of Expenses to Average Net Assets**       0.60%(4)           0.60%(4)         0.60%(4)         0.60%(4)
Ratio of Net investment Income to
 Average Net Assets**                              5.17%              5.09%            5.01%            5.56%
-------------------------------------------------------------------------------------------------------------

For a share outstanding during the six months
ended April 30, 1998, (unaudited)                                  Janus Government
or through the fiscal year                                           Money Market
or period ended October 31                                               Fund
-------------------------------------------------------------------------------------------------------------
Investor Shares                                 1998             1997             1996            1995(1)
-------------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period        $   1.00         $   1.00         $   1.00         $   1.00
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                            .02              .05              .05              .04
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .02              .05              .05              .04
-------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)         (.02)            (.05)            (.05)            (.04)
-------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                (.02)            (.05)            (.05)            (.04)
-------------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period              $   1.00         $   1.00         $   1.00         $   1.00
=============================================================================================================
Total Return*                                    2.51%            5.11%            5.03%            3.90%
=============================================================================================================
Net Assets at End of Period (in thousands)    $133,066         $132,133         $117,408         $199,307
Average Net Assets for the Period
 (in thousands)                               $132,836         $123,193         $112,059         $ 87,906
Ratio of Expenses to Average Net Assets**     0.60%(4)         0.60%(4)         0.60%(4)         0.60%(4)
Ratio of Net investment Income to
 Average Net Assets**                            5.06%            5.42%            4.91%            5.40%
-------------------------------------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 1998,                                         Janus
(unaudited) or through the fiscal year                                Money Market
or period ended October 31                                                Fund
-----------------------------------------------------------------------------------------------------------
Institutional Shares                            1998              1997              1996           1995(2)
-----------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period      $      1.00       $      1.00       $      1.00       $    1.00
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                             .03               .06               .05             .03
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                    .03               .06               .05             .03
-----------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)          (.03)             (.06)             (.05)           (.03)
-----------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                 (.03)             (.06)             (.05)           (.03)
-----------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period            $      1.00       $      1.00       $      1.00       $    1.00
===========================================================================================================
Total Return*                                     2.79%             5.71%             5.61%           3.25%
===========================================================================================================
Net Assets at End of Period (in thousands)  $ 3,147,355       $ 2,770,961       $ 1,705,610       $ 304,952
Average Net Assets for the Period
 (in thousands)                             $ 3,444,882       $ 2,545,294       $   874,431       $ 202,427
Ratio of Expenses to
 Average Net Assets**                          0.15%(5)          0.15%(5)             0.15%           0.15%
Ratio of Net investment Income to
 Average Net Assets**                             5.62%             5.54%             5.41%           5.86%
-----------------------------------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 1998,                               Janus Government
(unaudited) or through the fiscal year                            Money Market
or period ended October 31                                            Fund
-----------------------------------------------------------------------------------------------------------
Institutional Shares                           1998           1997           1996          1995(2)
-----------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period      $    1.00       $   1.00       $   1.00       $   1.00
-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                           .03            .05            .05            .03
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                  .03            .05            .05            .03
-----------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)        (.03)          (.05)          (.05)          (.03)
-----------------------------------------------------------------------------------------------------------
Total Dividends and Distributions               (.03)          (.05)          (.05)          (.03)
-----------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period            $    1.00       $   1.00       $   1.00       $   1.00
===========================================================================================================
Total Return*                                   2.73%          5.58%          5.50%          3.20%
===========================================================================================================
Net Assets at End of Period (in thousands)  $ 137,697       $ 35,776       $ 59,490       $ 44,164
Average Net Assets for the Period
 (in thousands)                             $  70,828       $ 56,801       $ 53,398       $ 24,748
Ratio of Expenses to
 Average Net Assets**                        0.15%(5)       0.15%(5)          0.15%       0.15%(5)
Ratio of Net investment Income to
 Average Net Assets**                           5.49%          6.04%          5.34%          5.75%
-----------------------------------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 1998,                    Janus                 Janus Government
(unaudited) or through the fiscal year           Money Market                Money Market
 or period ended October 31                          Fund                        Fund
----------------------------------------------------------------------------------------------
Service Shares                                1998         1997(3)        1998         1997(3)
----------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period      $   1.00      $   1.00      $   1.00      $   1.00
----------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                          .03           .05           .03           .05
----------------------------------------------------------------------------------------------
Total from Investment Operations                 .03           .05           .03           .05
----------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)       (.03)         (.05)         (.03)         (.05)
----------------------------------------------------------------------------------------------
Total Dividends and Distributions              (.03)         (.05)         (.03)         (.05)
----------------------------------------------------------------------------------------------
Net Asset Value at End of Period            $   1.00      $   1.00      $   1.00      $   1.00
==============================================================================================
Total Return*                                  2.65%         5.14%         2.63%         5.01%
==============================================================================================
Net Assets at End of Period (in thousands)  $ 29,610      $ 10,341      $    600      $    628
Average Net Assets for the Period
 (in thousands)                             $ 14,622      $    913      $    458      $  1,141
Ratio of Expenses to
 Average Net Assets**                       0.40%(6)      0.40%(6)      0.40%(6)      0.40%(6)
Ratio of Net investment Income to
 Average Net Assets**                          5.36%         5.02%         5.25%         5.23%
----------------------------------------------------------------------------------------------

*Total return is not annualized for periods of less than one year
**Annualized
(1) Fiscal period February 15, 1995, (inception) to October 31, 1995
(2) Fiscal period April 17, 1995, (inception) to October 31, 1995
(3) Fiscal period November 22, 1996, (inception) to October 31, 1997
(4) The ratio was .70% before voluntary reduction of fees.
(5) The ratio was .35% before voluntary reduction of fees.
(6) The ratio was .60% before voluntary reduction of fees.

See Notes to Financial Statements.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   31

                   FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS

For a share outstanding during the
six months ended April 30, 1998, (unaudited)                      Janus Tax-Exempt
or through the fiscal year                                           Money Market
or period ended October 31                                               Fund
--------------------------------------------------------------------------------------------------------
Investor Shares                                   1998            1997            1996           1995(1)
--------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period          $   1.00        $   1.00        $   1.00        $   1.00
--------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .02             .03             .03             .02
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .02             .03             .03             .02
--------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.02)           (.03)           (.03)           (.02)
--------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.02)           (.03)           (.03)           (.02)
--------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                $   1.00        $   1.00        $   1.00        $   1.00
========================================================================================================
Total Return*                                      1.56%           3.20%           3.27%           2.40%
========================================================================================================
Net Assets at End of Period (in thousands)      $ 84,161        $ 81,268        $ 74,638        $ 67,479
Average Net Assets for the Period
 (in thousands)                                 $ 86,614        $ 75,929        $ 68,695        $ 57,366
Ratio of Expenses to
 Average Net Assets**                           0.60%(4)        0.60%(4)        0.60%(4)        0.60%(4)
Ratio of Net investment Income to
 Average Net Assets**                              3.16%           3.14%           3.22%           3.38%
--------------------------------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 1998,                                    Janus Tax-Exempt
(unaudited) or through the fiscal                                     Money Market
year or period ended October 31                                           Fund
--------------------------------------------------------------------------------------------------------
Institutional Shares                              1998            1997            1996           1995(2)
--------------------------------------------------------------------------------------------------------
Net Asset Value at Beginning of Period          $   1.00        $   1.00        $   1.00        $   1.00
--------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .01             .04             .04             .02
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                     .01             .04             .04             .02
--------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)           (.01)           (.04)           (.04)           (.02)
--------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                  (.01)           (.04)           (.04)           (.02)
--------------------------------------------------------------------------------------------------------
Net Asset Value at End of Period                $   1.00        $   1.00        $   1.00        $   1.00
========================================================================================================
Total Return*                                      1.79%           3.67%           3.74%           2.09%
========================================================================================================
Net Assets at End of Period (in thousands)      $ 16,764        $  3,560        $  1,947        $ 11,192
Average Net Assets for the Period
 (in thousands)                                 $ 10,858        $  3,466        $  1,754        $  1,115
Ratio of Expenses to
 Average Net Assets**                           0.15%(5)        0.15%(5)        0.15%(5)        0.15%(5)
Ratio of Net investment Income to
 Average Net Assets**                              3.61%           3.94%           3.82%           3.82%
--------------------------------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 1998,                        Janus Tax-Exempt
(unaudited) or through the fiscal                         Money Market
year or period ended October 31                               Fund
--------------------------------------------------------------------------------
Service Shares                                        1998           1997(3)
--------------------------------------------------------------------------------
Net Asset Value at Beginning of Period               $ 1.00          $ 1.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                                 .02             .03
--------------------------------------------------------------------------------
Total from Investment Operations                        .02             .03
--------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)              (.02)           (.03)
--------------------------------------------------------------------------------
Total Dividends and Distributions                     (.02)           (.03)
--------------------------------------------------------------------------------
Net Asset Value at End of Period                     $ 1.00          $ 1.00
================================================================================
Total Return*                                         1.67%           3.22%
================================================================================
Net Assets at End of Period (in thousands)           $   35          $   10
Average Net Assets for the Period
 (in thousands)                                      $   47          $   10
Ratio of Expenses to
 Average Net Assets**                              0.40%(6)        0.40%(6)
Ratio of Net investment Income to
 Average Net Assets**                                 3.38%           3.17%
--------------------------------------------------------------------------------
*Total return is not annualized for periods of less than one year
**Annualized
(1) Fiscal period February 15, 1995, (inception) to October 31, 1995
(2) Fiscal period April 17, 1995, (inception) to October 31, 1995
(3) Fiscal period November 22, 1996, (inception) to October 31, 1997
(4) The ratio was .70% before voluntary reduction of fees.
(5) The ratio was .35% before voluntary reduction of fees.
(6) The ratio was .60% before voluntary reduction of fees.

See Notes to Financial Statements.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   32

                       NOTES TO SCHEDULES OF INVESTMENTS

Adjustable Rate Preferred Stock Dividend Rates are as of April 30, 1998.

*Non-income-producing security

**A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

+Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

1) Variable Rate Notes. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change. Rates in the security description are as of April 30, 1998.

2) Money market funds may hold securities with stated maturities of greater than one year when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within a year of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

3) Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

DEM  German Deutschemark

ECU  European Currency Unit

                         NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1. Organization and Significant Accounting Policies
     Janus  Investment  Fund (the  "Trust") is registered  under the  Investment
Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income-producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments. Each of the Money Market Funds offers three classes of shares.
     "Investor Shares" are available to the general public and "Institutional Shares" are available only to investors that meet the $250,000 minimum account size and allow wire transactions only. "Service Shares" are available through banks and other financial institutions.
     The following policies have been consistently followed by the funds and are in conformity with accounting principles generally accepted in the investment company industry.

Investment Valuation
     Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Funds' Trustees.

Investment Transactions and Investment Income
     Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Forward Currency Transactions and Futures Contracts
     The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss on foreign currency transactions.
     Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.
     Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   33

                         NOTES TO FINANCIAL STATEMENTS

     Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market for federal income tax purposes at fiscal year-end.
     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
     The Funds may enter into "futures contracts" and "options" on securities, financial indexes, foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Additional Investment Risk
     Janus High-Yield Fund and Janus Flexible Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy or in their respective industry.

Dividend Distributions and Expenses
     Dividends are declared daily and distributed monthly. Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

Federal Income Taxes
     The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies. Of the ordinary income distributions declared for the year ended October 31, 1997, 100% were exempt from federal income taxes for Janus Federal Tax-Exempt Fund and Janus Tax-Exempt Money Market Fund.

Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Agreement and Other Transactions with Affiliates
     The advisory agreement with the Bond Funds spells out the fee that the funds must pay. Each of the Funds are subject to the following schedule:

                             Average Daily Net         Annual Rate       Expense Limit
Fee Schedule                 Assets of Fund         Percentage (%)      Percentage (%)
-------------------------------------------------------------------------------------
Janus Flexible Income Fund   First $300 Million                .65              1.00*
                             Over $300 Million                 .55
-------------------------------------------------------------------------------------
Janus High-Yield Fund        First $300 Million                .75              1.00*
                             Over $300 Million                 .65
-------------------------------------------------------------------------------------
Janus Federal                First $300 Million                .60               .65*
Tax-Exempt Fund              Over $300 Million                 .55
-------------------------------------------------------------------------------------
Janus Short-Term Bond Fund   First $300 Million                .65               .65*
                             Over $300 Million                 .55
-------------------------------------------------------------------------------------

*Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits.
     Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has voluntarily agreed to reduce its advisory fee for the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital has voluntarily agreed to reduce the administrative fee to .05% and .05% on the Institutional Shares and Service Shares, respectively. The Service Shares have class-specific expenses called service fees, and this fee is
 .25%. All other expenses of the Money Market Funds except Trustees fees and expenses, audit fees and interest expenses are paid by Janus Capital.
     Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund plus $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses.
     Officers and certain trustees of the Funds are also officers and/ or directors of Janus Capital; however, they receive no compensation from the Funds.
     DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds through Janus Capital and Janus Service. Fees paid to DST for the period ended April 30, 1998, are noted below.

DST Fees
--------------------------------------------------------------------------------
Janus Flexible Income Fund                             $96,040
--------------------------------------------------------------------------------
Janus High-Yield Fund                                   37,766
--------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                           17,907
--------------------------------------------------------------------------------
Janus Short-Term Bond Fund                              21,612
--------------------------------------------------------------------------------

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   34

                         NOTES TO FINANCIAL STATEMENTS

3. Federal Income Tax
     The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.
     Net capital loss carryovers noted below as of October 31, 1997, are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2001, and October 31, 2003. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 1998, are listed below. The federal tax cost for the Money Market Funds is the same as listed in the Statement of Assets and Liabilities.

                              at October 31, 1997                       at April 30, 1998
                              -------------------  --------------------------------------------------------------
                                                                                                         Net
                                Net Capital Loss   Federal Tax       Unrealized      Unrealized     Appreciation/
                                   Carryovers          Cost         Appreciation   (Depreciation)   (Depreciation)
-----------------------------------------------------------------------------------------------------------------
Janus Flexible Income Fund                 --      $823,596,910     $27,952,223     ($1,774,328)     $26,177,895
-----------------------------------------------------------------------------------------------------------------
Janus High-Yield Fund                      --       377,650,771       9,702,931      (2,297,379)       7,405,552
-----------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund     ($1,420,783)       69,112,038       1,564,240        (346,687)       1,217,553
-----------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund         (2,818,603)       84,158,673         243,309        (170,445)          72,864
-----------------------------------------------------------------------------------------------------------------

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   35

              This page available for your notes and computations.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   36

              This page available for your notes and computations.

          JANUS INCOME FUNDS   APRIL 30, 1998   SEMIANNUAL REPORT   37

[LOGO] JANUS

100 Fillmore Street
Denver, Colorado  80206-4923
1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD.

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